Exhibit 3.1

FOURTH AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
SITE CenterS CORP.

The undersigned, desiring to form a corporation for profit under Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code, does hereby certify:

FIRST:  The name of the Corporation shall be SITE Centers Corp.

SECOND:  The place in the State of Ohio where the principal office of the Corporation is located is Beachwood, Cuyahoga County.

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive of the Ohio Revised Code.

FOURTH:  The authorized number of shares of the Corporation is 311,000,000, consisting of 300,000,000 common shares, $0.10 par value per share (hereinafter called “Common Shares”), 750,000 Class A Cumulative Preferred Shares, without par value (hereinafter called “Class A Shares”), 750,000 Class B Cumulative Preferred Shares, without par value (hereinafter called “Class B Shares”), 750,000 Class C Cumulative Preferred Shares, without par value (hereinafter called “Class C Shares”), 750,000 Class D Cumulative Preferred Shares, without par value (hereinafter called “Class D Shares”), 750,000 Class E Cumulative Preferred Shares, without par value (hereinafter called “Class E Shares”), 750,000 Class F Cumulative Preferred Shares, without par value (hereinafter called “Class F Shares”), 750,000 Class G Cumulative Preferred Shares, without par value (hereinafter called “Class G Shares”), 750,000 Class H Cumulative Preferred Shares, without par value (hereinafter called “Class H Shares”), 750,000 Class I Cumulative Preferred Shares, without par value (hereinafter called “Class I Shares”), 750,000 Class J Cumulative Preferred Shares, without par value (hereinafter called “Class J Shares”), 750,000 Class K Cumulative Preferred Shares, without par value (hereinafter called “Class K Shares”), 750,000 Noncumulative Preferred Shares, without par value (hereinafter called “Noncumulative Shares”), and 2,000,000 Cumulative Voting Preferred Shares, without par value (hereinafter called “Voting Preferred Shares”). The Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Voting Preferred Shares are sometimes collectively referred to herein as the “Cumulative Shares.”

Effective as of 5:00 p.m., Eastern Time, on May 18, 2018 (the “Effective Time”), each two of the Common Shares issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one Common Share. Each outstanding share certificate that, immediately prior to the Effective Time, represented one or more Common Share shall, thereafter, automatically and without the necessity of surrendering the same for exchange, represent the number of whole Common Shares equal to the product of (x) the number of Common Shares represented by such certificate immediately prior to the Effective Time and (y) one half, rounded down to the nearest whole integer; and Common Shares held in

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

uncertificated form shall be treated in the same manner. No fractional shares shall be issued in connection with such combination and conversion and, in lieu thereof, any holder of less than one Common Share shall, upon due surrender to the Corporation, be entitled to receive a cash payment equal to its pro rata portion of the net proceeds of the open market sale of all fractional Common Shares that would otherwise be issued, aggregated into whole Common Shares, at prevailing market prices.

At the Effective Time, the stated capital of the Common Shares shall be reduced proportionately to the reduction in the number of issued and outstanding Common Shares.

DIVISION A

I.The Class A Cumulative Preferred Shares.  The Class A Shares shall have the following express terms:

Section 1.Series.  The Class A Shares may be issued from time to time in one or more series.  All Class A Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative.  All Class A Shares shall rank on a parity with the Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on the Cumulative Shares shall be cumulative as set forth herein.  Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class A Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

(a)The designation of the series, which may be by distinguishing number, letter or title;

(b)The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

(c)The dividend rate or rates of the series, including the means by which such rates may be established;

(d)The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(e)The redemption rights and price or prices, if any, for shares of the series;

(f)The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

(g)The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(h)Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

(i)Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item I) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

Section 2.Dividends.

(a)The holders of Class A Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class A Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series.  No dividends shall be paid upon or declared or set apart for any series of the Class A Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

(b)So long as any Class A Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class A Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class A Shares, nor shall

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

any Common Shares or any other shares ranking junior to the Class A Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class A Shares received by the Corporation subsequent to the date of first issuance of Class A Shares of any series, unless:

(1)All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

(2)All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

(3)There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item I.

(c)The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class A Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

(d)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class A Shares shall be the amount that the total dividends paid or made available to the holders of the Class A Shares for the year bears to the Total Dividends.

Section 3.Redemption.

(a)Subject to the express terms of each series, the Corporation:

(1)May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class A Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item I; and

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(2)Shall, from time to time, make such redemptions of each series of Class A Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item I; and shall in each case pay all accrued and unpaid dividends to the redemption date.

(b)(1)Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class A Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item I prior to the issuance thereof.  At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class A Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class A Shares so to be redeemed amounts equal to the redemption price of the Class A Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion.  In the event less than all of the outstanding Class A Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

(2)If the holders of Class A Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

(c)Any Class A Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class A Shares without serial designation.

(d)Except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class A Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class A Shares, unless all dividends on all Class A Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

Section 4.Liquidation.

(a)(1)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class A Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class A Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item I, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation.  In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

(2)After payment to the holders of Class A Shares of the full preferential amounts as aforesaid, the holders of Class A Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(b)The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

Section 5.Voting.

(a)The holders of Class A Shares shall have no voting rights, except as provided in this Section or required by law.

(b)(1)If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class A Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class A Shares, voting separately as a class, together with all Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

the Board of Directors of the Corporation; provided, however, that the holders of such Class A Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class A Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class A Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class A Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.

(2)In the event of default entitling holders of Class A Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class A Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class A Shares.  At any meeting at which such holders of Class A Shares shall be entitled to elect directors, holders of 50% of such Class A Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class A Shares are entitled to elect as herein provided.  Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class A Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection.  Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection.  Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class A Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

(3)Upon any divesting of the special class voting rights of the holders of the Class A Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon.  If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(c)If at any time when the holders of Class A Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class A Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors.  If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class A Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class A Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

(d)The affirmative vote of the holders of at least two-thirds of the Class A Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

(1)Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class A Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class A Shares or of any shares ranking on a parity with or junior to the Class A Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class A Shares; or

(2)The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class A Shares.

(e)In the event, and only to the extent, that (1) Class A Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class A Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class A Shares or of any shares ranking on a parity with or junior to the Class A Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

Section 6. 6.375% Class A Cumulative Redeemable Preferred Shares.  Of the 750,000 authorized Class A Shares, 350,000 shares are designated as a series entitled “6.375% Class A Cumulative Redeemable Preferred Shares” (hereinafter called “6.375% Class A Preferred Shares”).  The 6.375% Class A Preferred Shares shall have the express terms set forth in this Division as being applicable to all Class A Shares as a class and, in addition, the following express terms applicable to all 6.375% Class A Preferred Shares as a series of Class A Shares:

(a)	The annual dividend rate of the 6.375% Class A Preferred Shares shall be 6.375% of the liquidation preference of $500.00 per share.
(b)

Dividends on the 6.375% Class A Preferred Shares shall be payable, if declared, quarterly in arrears on the fifteenth day of each January, April, July and October or, if not a Business Day (as defined in clause (h) of this Section 6), the next succeeding Business Day (each a “Dividend Payment Date”), the first quarterly dividend being payable, if declared, on July 15, 2017 (the “First Dividend Payment Date”).  The dividends payable for each full quarterly dividend period on each 6.375% Class A Preferred Share shall be $7.9688.

Dividends for the initial dividend period on the 6.375% Class A Preferred Shares, or for any period shorter or longer than a full dividend period on the 6.375% Class A Preferred Shares, shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The aggregate dividend payable quarterly to each holder of 6.375% Class A Preferred Shares shall be rounded to the nearest one-hundredth of one cent with $0.00005 being rounded upward.  Each dividend shall be payable to the holders of record as of the close of business on the applicable record date, which shall be the first day of the calendar month in which the applicable Dividend Payment Date falls or on such other date as shall be fixed by the Corporation’s Board of Directors that is no less than ten nor more than 30 days preceding the applicable Dividend Payment Date (the “Dividend Record Date”), in each case whether or not such day is a Business Day.

(c)	Dividends on the 6.375% Class A Preferred Shares shall be cumulative as follows:
(1)

with respect to shares included in the initial issue of the 6.375% Class A Preferred Shares and shares issued any time thereafter up to and including the Dividend Record Date for the First Dividend Payment Date, dividends shall be cumulative from the date of the initial issue of the 6.375% Class A Preferred Shares; and

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(2)

with respect to shares issued any time after the aforesaid Dividend Record Date, dividends shall be cumulative from the Dividend Payment Date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the Dividend Record Date for the payment of a dividend on the 6.375% Class A Preferred Shares and ending on the Dividend Payment Date of that dividend, dividends with respect to such shares shall be cumulative from that Dividend Payment Date.

Accrued but unpaid dividends on the 6.375% Class A Preferred Shares shall not bear interest.  Any dividend payment made on the 6.375% Class A Preferred Shares shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.  All dividend payments made on the 6.375% Class A Preferred Shares, at any time during which the Corporation is in default in the payment of dividends on such 6.375% Class A Preferred Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

(d)

Except as required to preserve the Corporation’s status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and except pursuant to the Special Optional Redemption Right (as defined in this Section 6(d)), the 6.375% Class A Preferred Shares may not be redeemed prior to June 5, 2022.

At any time or from time to time on and after June 5, 2022, the Corporation, at its option upon not less than 30 nor more than 60 days’ written notice, may redeem the 6.375% Class A Preferred Shares, in whole or in part, at a redemption price of $500.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to, but not including, the redemption date, without interest (the “Optional Redemption Right”).  Upon the occurrence of a Change of Control (as defined in clause (h) of this Section 6), the Corporation, at its option upon not less than 30 nor more than 60 days’ written notice, may redeem the 6.375% Class A Preferred Shares, in whole or in part, within 120 days after the first date on which such Change of Control occurred, at a redemption price of $500.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to, but not including, the redemption date, without interest (the “Special Optional Redemption Right”).

If, prior to the Change of Control Conversion Date (as defined in clause (h) of this Section 6), the Corporation has provided or provides notice of its exercise of any of its redemption rights with respect to the 6.375% Class A Preferred Shares (whether pursuant to the Optional Redemption Right or the Special Optional Redemption Right), the holders of the 6.375% Class A Preferred Shares shall not have the Change of Control Conversion Right (as defined in clause (e) of this Section 6) in respect of the 6.375% Class A Preferred Shares called for redemption.

If less than all of the outstanding 6.375% Class A Preferred Shares are to be redeemed, the 6.375% Class A Preferred Shares to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by lot, such that, in each case, such selection will not result in the issuance of any 6.375% Class A Preferred Shares in

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

excess of the Ownership Limit (as defined in Section (a) of Item XIV of this Division A of this Article Fourth).

Notice of redemption shall be mailed, postage prepaid, as of a date set by the Corporation not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the 6.375% Class A Preferred Shares to be redeemed at their respective addresses then appearing on the books of the Corporation.

(1)

No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any 6.375% Class A Preferred Shares except as to the holder to whom such notice was defective or not given.

(2)

A redemption notice which has been mailed in the manner provided herein shall be conclusively presumed to have been duly given on the date mailed whether or not the holder received the redemption notice.

In addition to any information required by the applicable rules of any securities exchange upon which the 6.375% Class A Preferred Shares may be listed or admitted to trading, each such notice shall state (i) the redemption date; (ii) the redemption price; (iii) the number of the 6.375% Class A Preferred Shares to be redeemed; (iv) the place or places where certificates, if any, for the 6.375% Class A Preferred Shares to be redeemed are to be surrendered for payment of the redemption price; and (v) that dividends in respect of the 6.375% Class A Preferred Shares to be redeemed will cease to accrue on such redemption date.  If less than all of the 6.375% Class A Preferred Shares held by any holder are to be redeemed, the notice shall state the number of such 6.375% Class A Preferred Shares held by such holder to be so redeemed.

(3)

In the event the Corporation is exercising the Special Optional Redemption Right, the notice referred to above shall also state:  (i) that the 6.375% Class A Preferred Shares are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Change of Control and a brief description of the transaction(s) constituting such Change of Control; and (ii) that the 6.375% Class A Preferred Shares to which such notice relates may not be tendered for conversion in connection with the Change of Control by the holder thereof and that each 6.375% Class A Preferred Share so tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related redemption date instead of converted on the Change of Control Conversion Date.

Anything herein to the contrary notwithstanding and except as otherwise required by law, the holders of the 6.375% Class A Preferred Shares at the close of business on a Dividend Record Date will be entitled to receive the dividend payable with respect to their 6.375% Class A Preferred Shares on the corresponding Dividend Payment Date notwithstanding the redemption thereof after such Dividend Record Date and on or prior to such Dividend Payment Date or the Corporation’s default in the payment of the dividend due on such Dividend Payment Date.  Except as provided in this Section 6, the Corporation will make

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

no payment or allowance for unpaid dividends, whether or not in arrears, on the 6.375% Class A Preferred Shares called for redemption.

(e)

The 6.375% Class A Preferred Shares shall not be convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 6(e) and/or except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A of this Article Fourth, Section 4(d) of Division B of this Article Fourth, or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation.

Upon the occurrence of a Change of Control, each holder of the 6.375% Class A Preferred Shares shall have the right, unless, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem the 6.375% Class A Preferred Shares pursuant to the Optional Redemption Right or Special Optional Redemption Right, to convert some or all of the 6.375% Class A Preferred Shares held by such holder (the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number of Common Shares (or equivalent value of Alternative Conversion Consideration (as defined in this Section 6(e)) per 6.375% Class A Preferred Share to be converted (the “Common Shares Conversion Consideration”) equal to the lesser of (i) the quotient obtained by dividing (1) the sum of $500.00 per share plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case no additional amount for such accrued and unpaid dividends will be included in this sum) by (2) the Common Share Price (as defined in clause (h) of this Section 6); and (ii) 111.60714 (the “Share Cap”), subject to the adjustments described in the following paragraph.

Anything herein to the contrary notwithstanding and except as otherwise required by law, the persons who are holders of record of the 6.375% Class A Preferred Shares at the close of business on a Dividend Record Date shall be entitled to receive the dividend payable on the corresponding Dividend Payment Date notwithstanding the conversion of those shares after such Dividend Record Date and on or prior to such Dividend Payment Date and, in such case, the full amount of such dividend shall be paid on such Dividend Payment Date to the persons who were the holders of record of the 6.375% Class A Preferred Shares at the close of business on such Dividend Record Date.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of Common Shares), subdivisions or combinations (in each case, a “Share Split”) with respect to Common Shares as follows:  the adjusted Share Cap as the result of a Share Split will be the number of Common Shares that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of Common Shares outstanding after giving effect to such Share Split and the denominator of which is the number of Common Shares outstanding immediately prior to such Share Split.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of Common Shares (or equivalent Alternative Conversion Consideration, as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed 39,062,520 Common Shares (or equivalent Alternative Conversion Consideration, as applicable) (the “Exchange Cap”).  The Exchange Cap is subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustment to the Share Cap and is subject to increase in the event that additional 6.375% Class A Preferred Shares are designated and issued in the future pursuant to an amendment to these Amended and Restated Articles of Incorporation.

In the case of a Change of Control pursuant to which Common Shares will be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Form Consideration”), a holder of the 6.375% Class A Preferred Shares will receive upon conversion of such 6.375% Class A Preferred Shares the kind and amount of Alternative Form Consideration that such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of Common Shares equal to the Common Shares Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration”; the Common Shares Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, is referred to as the “Conversion Consideration”).

If the holders of Common Shares have the opportunity to elect the form of consideration to be received in the Change of Control, the consideration that the holders of the 6.375% Class A Preferred Shares will receive will be in the form and proportion of the aggregate consideration elected by the holders of Common Shares who participate in the determination (based on the weighted average of elections) and will be subject to any limitations to which all holders of Common Shares are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Change of Control.

No fractional Common Shares will be issued upon the conversion of the 6.375% Class A Preferred Shares.  In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Share Price.

Within 15 days following the occurrence of a Change of Control, the Corporation shall deliver a notice of occurrence of the Change of Control, describing the resulting Change of Control Conversion Right, to the holders of record of the 6.375% Class A Preferred Shares at their respective addresses then appearing on the books of the Corporation.

(1)

No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the conversion of any 6.375% Class A Preferred Shares except as to the holder to whom notice was defective or not given.

(2)

Each such notice shall state (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of the 6.375% Class A Preferred Shares may exercise their Change of Control Conversion Right; (iv) the method and period for calculating the Common Share Price; (v) the Change of Control Conversion Date; (vi) that if, prior to the Change of Control Conversion

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Date, the Corporation has provided or provides notice of its election to redeem all or any portion of the 6.375% Class A Preferred Shares, holders of such shares will not be able to convert such shares and such shares will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per 6.375% Class A Preferred Share; (viii) the name and address of the paying agent and the conversion agent; (ix) the procedures that the holders of the 6.375% Class A Preferred Shares must follow to exercise the Change of Control Conversion Right; and (x) the last date on which the holders of the 6.375% Class A Preferred Shares may withdraw shares surrendered for conversion and the procedures that such holders must follow to effect such a withdrawal.

The Corporation shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if these organizations are not in existence at the time of issuance of the press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation’s website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides the Change of Control notice described above to the holders of the 6.375% Class A Preferred Shares.

In order to exercise the Change of Control Conversion Right, a holder of the 6.375% Class A Preferred Shares shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates, if any, evidencing the 6.375% Class A Preferred Shares to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the Corporation’s transfer agent.

(1)

Such notice shall state (i) the relevant Change of Control Conversion Date; (ii) the number of 6.375% Class A Preferred Shares to be converted; and (iii) that the 6.375% Class A Preferred Shares are to be converted pursuant to the applicable provisions of the 6.375% Class A Preferred Shares.

(2)

Notwithstanding the foregoing, if the 6.375% Class A Preferred Shares are held in global form, such notice shall comply with applicable procedures of The Depository Trust Company or any other organization acting as depositary for the 6.375% Class A Preferred Shares (the “Depositary”).

Holders of the 6.375% Class A Preferred Shares may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Corporation’s transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date.

(1)

The notice of withdrawal must state:  (i) the number of withdrawn 6.375% Class A Preferred Shares; (ii) if certificated 6.375% Class A Preferred Shares have been issued, the certificate numbers of the withdrawn 6.375% Class A Preferred Shares; and (iii) the number of 6.375% Class A Preferred Shares, if any, which remain subject to the conversion notice.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(2)	Notwithstanding the foregoing, if the 6.375% Class A Preferred Shares are held in global form, such notice of withdrawal must comply with applicable procedures of the Depositary.

The 6.375% Class A Preferred Shares as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem such 6.375% Class A Preferred Shares, whether pursuant to the Optional Redemption Right or Special Optional Redemption Right.  If the Corporation elects to redeem 6.375% Class A Preferred Shares that would otherwise be converted into the applicable Conversion Consideration on a Change of Control Conversion Date, such 6.375% Class A Preferred Shares shall not be so converted and the holders of such shares shall be entitled to receive on the applicable redemption date $500.00 per share, plus accrued and unpaid dividends to, but not including, the redemption date.

The Corporation shall deliver the applicable Conversion Consideration to the applicable holders of the 6.375% Class A Preferred Shares no later than the third Business Day following the Change of Control Conversion Date.

Notwithstanding anything to the contrary contained herein, no holder of the 6.375% Class A Preferred Shares will be entitled to convert such shares to the extent that receipt of Common Shares upon conversion of the 6.375% Class A Preferred Shares would cause such holder (or any other person) to exceed either of the ownership limits described in Section (a) of Item XIV of this Division A of this Article Fourth and Section 4(a) of Division B of this Article Fourth, unless the Corporation provides an exemption from such ownership limits for such holder.

Notwithstanding the foregoing restrictions on the ability to convert the 6.375% Class A Preferred Shares, any conversion of the 6.375% Class A Preferred Shares in violation of the ownership limits described in Section (a) of Item XIV of this Division A of this Article Fourth and Section 4(a) of Division B of this Article Fourth, or that causes another person to be in violation of such ownership limits, including as a result of the effect of the operation of this provision, shall be construed as causing any 6.375% Class A Preferred Shares that exceed such ownership limits to be deemed Excess Preferred Shares and subject to the provisions applicable to Excess Preferred Shares set forth in these Amended and Restated Articles of Incorporation.

(f)

The amount payable per 6.375% Class A Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $500.00, plus an amount equal to all dividends accrued and unpaid thereon to, but not including, the date of payment.

(g)

All dividend payments made on the 6.375% Class A Preferred Shares, at any time during which the Corporation is in default in the payment of dividends on such 6.375% Class A Preferred Shares for any dividend period, shall, for the purposes of Section 5(b)(1) of this

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Item I, be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.
(h)	Definitions. For the purposes of this Section 6 of Item I of Division A of this Article Fourth, the following terms shall have the following meanings:

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York, New York are authorized or required by law, regulation or executive order to close.

“Change of Control” is when, after the original issuance of the 6.375% Class A Preferred Shares, the following have occurred and are continuing:

(i)

the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Corporation entitling that person to exercise more than 50% of the total voting power of all shares of the Corporation entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

(ii)

following the closing of any transaction referred to in the foregoing clause (i), neither the Corporation nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the NYSE, the NYSE MKT or NASDAQ, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

“Change of Control Conversion Date” shall mean the date the 6.375% Class A Preferred Shares are to be converted which shall be a Business Day that is no fewer than 20 days nor more than 35 days after the date on which the Corporation provides notice of the occurrence of a Change of Control (as provided for in clause (e) of this Section 6) to the holders of the 6.375% Class A Preferred Shares.

“Common Share Price” shall mean:  (i) if the consideration to be received in the Change of Control by the holders of Common Shares is solely cash, the amount of cash consideration per Common Share or (ii) if the consideration to be received in the Change of Control by holders of Common Shares is other than solely cash (x) the average of the closing sale prices per Common Share (or, if no closing sale price is reported, the average of the closing bid and ask prices per Common Share or, if more than one in either case, the average of the average closing bid and the average closing ask prices per Common Share) for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred as reported on the principal U.S. securities exchange on which the Common Shares are then traded, or (y) the average of the last quoted bid prices for the Common Shares in

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

the over-the-counter market as reported by OTC Markets Group Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred, if the Common Shares are not then listed for trading on a U.S. securities exchange.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“NASDAQ” shall mean the NASDAQ Stock Market.

“NYSE” shall mean the New York Stock Exchange.

“NYSE MKT” shall mean the NYSE MKT.

II.The Class B Cumulative Preferred Shares.  The Class B Cumulative Preferred Shares shall have the following express terms:

Section 1.Series.  The Class B Shares may be issued from time to time in one or more series. All Class B Shares shall be of  equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class B Shares shall rank on a parity with the Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on the Cumulative Shares are cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class B Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

(a)The designation of the series, which may be by distinguishing number, letter or title;

(b)The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

(c)The dividend rate or rates of the series, including the means by which such rates may be established;

(d)The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(e)The redemption rights and price or prices, if any, for shares of the series;

(f)The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

(g)The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(h)Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

(i)Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item II) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), both inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

Section 2.Dividends.

(a)The holders of Class B Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class B Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series.  Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series.  No dividends shall be paid upon or declared or set apart for any series of the Class B Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class B Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to the Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

(b)So long as any Class B Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class B Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class B Shares, nor shall

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

any Common Shares or any other shares ranking junior to the Class B Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class B Shares received by the Corporation subsequent to the date of first issuance of Class B Shares of any series, unless:

(1)All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

(2)All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment thereof set apart; and

(3)There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item II.

(c)The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption, retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class B Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

(d)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then, to the extent permissible under the Code and to the extent that it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class B Shares shall be the amount that the total dividends paid or made available to the holders of the Class B Shares for the year bears to the Total Dividends.

Section 3.Redemption.

(a)Subject to the express terms of each series, the Corporation:

(1)May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class B Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item II; and

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(2)Shall, from time to time, make such redemptions of each series of Class B Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item II; and shall in each case pay all accrued and unpaid dividends to the redemption date.

(b)(1)Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class B Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item II prior to the issuance thereof.  At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class B Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class B Shares so to be redeemed amounts equal to the redemption price of the Class B Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class B Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

(2)If the holders of Class B Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

(c)Any Class B Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class B Shares without serial designation.

(d)Except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class B Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class B Shares, unless all dividends on all Class B Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

Section 4.Liquidation.

(a)(1)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class B Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class B Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item II, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation.  In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

(2)After payment to the holders of Class B Shares of the full preferential amounts as aforesaid, the holders of Class B Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(b)The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

Section 5.Voting.

(a)The holders of Class B Shares shall have no voting rights, except as provided in this Section or required by law.

(b)(1)If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class B Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of Class B Shares, voting separately as a class, together with all Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Directors of the Corporation; provided, however, that the holders of such Class B Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class B Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class B Shares then outstanding shall have been paid or declared and a sum sufficient therefor set aside for payment, whereupon the holders of such Class B Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.

(2)In the event of default entitling holders of Class B Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class B Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class B Shares.  At any meeting at which such holders of Class B Shares shall be entitled to elect directors, holders of 50% of such Class B Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class B Shares are entitled to elect as herein provided.  Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class B Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection.  Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation nor require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class B Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

(3)Upon any divesting of the special class voting rights of the holders of the Class B Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon.  If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(c)If at any time when the holders of Class B Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class B Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors.  If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class B Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class B Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

(d)The affirmative vote of the holders of at least two-thirds of the Class B Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

(1)Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class B Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class B Shares or of any shares ranking on a parity with or junior to the Class B Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class B Shares; or

(2)The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such Class B Shares.

(e)In the event, and only to the extent, that (1) Class B Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class B Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class B Shares or of any shares remaining on a parity with or junior to the Class B Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of such series.

III.The Class C Cumulative Preferred Shares.  The Class C Shares shall have the following express terms:

Section 1.Series.  The Class C Shares may be issued from time to time in one or more series.  All Class C Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative.  All Class C Shares shall rank on a parity with the Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein.  Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class C Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to

(a)determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:  The designation of the series, which may be by distinguishing number, letter or title;

(b)The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

(c)The dividend rate or rates of the series, including the means by which such rates may be established;

(d)The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

(e)The redemption rights and price or prices, if any, for shares of the series;

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(f)The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

(g)The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(h)Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

(i)Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item III) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

Section 2.Dividends.

(a)The holders of Class C Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class C Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class C Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class C Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

(b)So long as any Class C Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class C Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class C Shares, nor shall any Common Shares or any other shares ranking junior to the Class C Shares be

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class C Shares received by the Corporation subsequent to the date of first issuance of Class C Shares of any series, unless:

(1)All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

(2)All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

(3)There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item III.

(c)The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class C Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

(d)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class C Shares shall be the amount that the total dividends paid or made available to the holders of the Class C Shares for the year bears to the Total Dividends.

Section 3.Redemption.

(a)Subject to the express terms of each series, the Corporation:

(1)May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class C Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item III; and

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(2)Shall, from time to time, make such redemptions of each series of Class C Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item III; and shall in each case pay all accrued and unpaid dividends to the redemption date.

(b)(1)Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class C Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item III prior to the issuance thereof.  At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class C Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class C Shares so to be redeemed amounts equal to the redemption price of the Class C Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion.  In the event less than all of the outstanding Class C Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

(2)If the holders of Class C Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

(c)Any Class C Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class C Shares without serial designation.

(d)Except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class C Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class C Shares, unless all dividends on all Class C Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

Section 4.Liquidation.

(a)(1)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class C Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class C Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item III, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation.  In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

(2)After payment to the holders of Class C Shares of the full preferential amounts as aforesaid, the holders of Class C Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(b)The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

Section 5.Voting.

(a)The holders of Class C Shares shall have no voting rights, except as provided in this Section or required by law.

(b)(1)If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class C Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class C Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

the Board of Directors of the Corporation; provided, however, that the holders of such Class C Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class C Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class C Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class C Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.  All dividend payments made on the Class C Shares, at any time during which the Corporation is in default in the payment of dividends on such Class C Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

(2)In the event of default entitling holders of Class C Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class C Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class C Shares.  At any meeting at which such holders of Class C Shares shall be entitled to elect directors, holders of 50% of such Class C Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class C Shares are entitled to elect as herein provided.  Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class C Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection.  Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection.  Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class C Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

(3)Upon any divesting of the special class voting rights of the holders of the Class C Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon.  If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise,

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c)If at any time when the holders of Class C Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class C Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors.  If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class C Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class C Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

(d)The affirmative vote of the holders of at least two-thirds of the Class C Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

(1)Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class C Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class C Shares or of any shares ranking on a parity with or junior to the Class C Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class C Shares; or

(2)The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class C Shares.

(e)In the event, and only to the extent, that (1) Class C Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class C Shares at the time outstanding, voting separately as a

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class C Shares or of any shares ranking on a parity with or junior to the Class C Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

IV.The Class D Cumulative Preferred Shares.  The Class D Shares shall have the following express terms:

Section 1.Series.  The Class D Shares may be issued from time to time in one or more series.  All Class D Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative.  All Class D Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein.  Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class D Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

(a)The designation of the series, which may be by distinguishing number, letter or title;

(b)The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

(c)The dividend rate or rates of the series, including the means by which such rates may be established;

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(d)The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

(e)The redemption rights and price or prices, if any, for shares of the series;

(f)The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

(g)The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(h)Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

(i)Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item IV) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

Section 2.Dividends.

(a)The holders of Class D Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class D Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series.  Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series.  No dividends shall be paid upon or declared or set apart for any series of the Class D Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class D Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(b)So long as any Class D Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class D Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class D Shares, nor shall any Common Shares or any other shares ranking junior to the Class D Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class D Shares received by the Corporation subsequent to the date of first issuance of Class D Shares of any series, unless:

(1)All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

(2)All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

(3)There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item IV.

(c)The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class D Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

(d)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class D Shares shall be the amount that the total dividends paid or made available to the holders of the Class D Shares for the year bears to the Total Dividends.

Section 3.Redemption.

(a)Subject to the express terms of each series, the Corporation:

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(1)May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class D Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item IV; and

(2)Shall, from time to time, make such redemptions of each series of Class D Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item IV; and shall in each case pay all accrued and unpaid dividends to the redemption date.

(b)(1)Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class D Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item IV prior to the issuance thereof.  At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class D Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class D Shares so to be redeemed amounts equal to the redemption price of the Class D Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion. In the event less than all of the outstanding Class D Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

(2)If the holders of Class D Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

(c)Any Class D Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class D Shares without serial designation.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(d)Except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class D Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class D Shares, unless all dividends on all Class D Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

Section 4.Liquidation.

(a)(1)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class D Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class D Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item IV, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation.  In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

(2)After payment to the holders of Class D Shares of the full preferential amounts as aforesaid, the holders of Class D Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(b)The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

Section 5.Voting.

(a)The holders of Class D Shares shall have no voting rights, except as provided in this Section or required by law.

(b)(1)If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class D Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class D

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class D Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class D Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class D Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class D Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.  All dividend payments made on the Class D Shares, at any time during which the Corporation is in default in the payment of dividends on such Class D Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

(2)In the event of default entitling holders of Class D Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class D Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class D Shares.  At any meeting at which such holders of Class D Shares shall be entitled to elect directors, holders of 50% of such Class D Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class D Shares are entitled to elect as herein provided.  Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class D Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection.  Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class D Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(3)Upon any divesting of the special class voting rights of the holders of the Class D Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon.  If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c)If at any time when the holders of Class D Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class D Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors.  If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class D Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class D Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

(d)The affirmative vote of the holders of at least two-thirds of the Class D Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

(1)Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class D Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class D Shares or of any shares ranking on a parity with or junior to the Class D Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class D Shares; or

(2)The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class D Shares.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(e)In the event, and only to the extent, that (1) Class D Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class D Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class D Shares or of any shares ranking on a parity with or junior to the Class D Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

V.The Class E Cumulative Preferred Shares. The Class E Shares shall have the following express terms:

Section 1.Series.  The Class E Shares may be issued from time to time in one or more series. All Class E Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative. All Class E Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein. Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class E Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

(a)The designation of the series, which may be by distinguishing number, letter or title;

(b)The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(c)The dividend rate or rates of the series, including the means by which such rates may be established;

(d)The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

(e)The redemption rights and price or prices, if any, for shares of the series;

(f)The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

(g)The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(h)Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

(i)Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item V) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

Section 2.Dividends.

(a)The holders of Class E Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class E Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class E Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class E Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares,

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

(b)So long as any Class E Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class E Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class E Shares, nor shall any Common Shares or any other shares ranking junior to the Class E Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class E Shares received by the Corporation subsequent to the date of first issuance of Class E Shares of any series, unless:

(1)All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

(2)All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

(3)There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item V.

(c)The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class E Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

(d)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class E Shares shall be the amount that the total dividends paid or made available to the holders of the Class E Shares for the year bears to the Total Dividends.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Section 3.Redemption.

(a)Subject to the express terms of each series, the Corporation:

(1)May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class E Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item V; and

(2)Shall, from time to time, make such redemptions of each series of Class E Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item V; and shall in each case pay all accrued and unpaid dividends to the redemption date.

(b)(1)Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class E Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item V prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class E Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class E Shares so to be redeemed amounts equal to the redemption price of the Class E Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion.  In the event less than all of the outstanding Class E Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

(2)If the holders of Class E Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(c)Any Class E Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class E Shares without serial designation.

(d)Except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class E Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class E Shares, unless all dividends on all Class E Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

Section 4.Liquidation.

(a)(1)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class E Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class E Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item V, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation.  In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

(2)After payment to the holders of Class E Shares of the full preferential amounts as aforesaid, the holders of Class E Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(b)The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

Section 5.Voting.

(a)The holders of Class E Shares shall have no voting rights, except as provided in this Section or required by law.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(b)(1)If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class E Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class E Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class E Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class E Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class E Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class E Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.  All dividend payments made on the Class E Shares, at any time during which the Corporation is in default in the payment of dividends on such Class E Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

(2)In the event of default entitling holders of Class E Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class E Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class E Shares.  At any meeting at which such holders of Class E Shares shall be entitled to elect directors, holders of 50% of such Class E Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class E Shares are entitled to elect as herein provided.  Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class E Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection.  Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class E Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

(3)Upon any divesting of the special class voting rights of the holders of the Class E Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon.  If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c)If at any time when the holders of Class E Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class E Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors.  If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class E Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class E Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

(d)The affirmative vote of the holders of at least two-thirds of the Class E Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

(1)Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class E Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class E Shares or of any shares ranking on a parity with or junior to the Class E Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class E Shares; or

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(2)The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class E Shares.

(e)In the event, and only to the extent, that (1) Class E Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class E Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class E Shares or of any shares ranking on a parity with or junior to the Class E Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

VI.The Class F Cumulative Preferred Shares.  The Class F Shares shall have the following express terms:

Section 1.Series.  The Class F Shares may be issued from time to time in one or more series.  All Class F Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative.  All Class F Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein.  Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class F Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

(a)The designation of the series, which may be by distinguishing number, letter or title;

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(b)The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

(c)The dividend rate or rates of the series, including the means by which such rates may be established;

(d)The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

(e)The redemption rights and price or prices, if any, for shares of the series;

(f)The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

(g)The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(h)Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

(i)Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item VI) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

Section 2.Dividends.

(a)The holders of Class F Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class F Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series.  Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series.  No dividends shall be paid upon or declared or set apart for any series of the Class F Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class F Shares of all series then issued and outstanding and

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

(b)So long as any Class F Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class F Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class F Shares, nor shall any Common Shares or any other shares ranking junior to the Class F Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class F Shares received by the Corporation subsequent to the date of first issuance of Class F Shares of any series, unless:

(1)All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

(2)All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

(3)There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item VI.

(c)The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class F Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

(d)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class F Shares shall be the amount that the total dividends paid or made available to the holders of the Class F Shares for the year bears to the Total Dividends.

Section 3.Redemption.

(a)Subject to the express terms of each series, the Corporation:

(1)May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class F Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item VI; and

(2)Shall, from time to time, make such redemptions of each series of Class F Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item VI; and shall in each case pay all accrued and unpaid dividends to the redemption date.

(b)(1)Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class F Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item VI prior to the issuance thereof.  At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class F Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class F Shares so to be redeemed amounts equal to the redemption price of the Class F Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion.  In the event less than all of the outstanding Class F Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

(2)If the holders of Class F Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

(c)Any Class F Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section,

(2)purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series,

(3)converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class F Shares without serial designation.

(d)Except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class F Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class F Shares, unless all dividends on all Class F Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

Section 4.Liquidation.

(a)(1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class F Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class F Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item VI, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

(2)After payment to the holders of Class F Shares of the full preferential amounts as aforesaid, the holders of Class F Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(b)The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

Section 5.Voting.

(a)The holders of Class F Shares shall have no voting rights, except as provided in this Section or required by law.

(b)(1)If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class F Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class F Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class F Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class F Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class F Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class F Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.  All dividend payments made on the Class F Shares, at any time during which the Corporation is in default in the payment of dividends on such Class F Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

(2)In the event of default entitling holders of Class F Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class F Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class F Shares.  At any meeting at which such holders of Class F Shares shall be entitled to elect directors, holders of 50% of such Class F Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class F Shares are entitled to elect as herein provided.  Notwithstanding any provision of these

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class F Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection.  Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class F Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

(3)Upon any divesting of the special class voting rights of the holders of the Class F Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon.  If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c)If at any time when the holders of Class F Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class F Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. I f the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class F Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class F Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

(d)The affirmative vote of the holders of at least two-thirds of the Class F Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

(1)Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

holders of Class F Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class F Shares or of any shares ranking on a parity with or junior to the Class F Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class F Shares; or

(2)The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class F Shares.

(e)In the event, and only to the extent, that (1) Class F Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class F Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class F Shares or of any shares ranking on a parity with or junior to the Class F Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

VII.The Class G Cumulative Preferred Shares.  The Class G Shares shall have the following express terms:

Section 1.Series.  The Class G Shares may be issued from time to time in one or more series.  All Class G Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative.  All Class G Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein.  Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

provisions shall apply to all Class G Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

(a)The designation of the series, which may be by distinguishing number, letter or title;

(b)The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

(c)The dividend rate or rates of the series, including the means by which such rates may be established;

(d)The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

(e)The redemption rights and price or prices, if any, for shares of the series;

(f)The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

(g)The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(h)Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

(i)Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item VII) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

Section 2.Dividends.

(a)The holders of Class G Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class G Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series.  Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series.  No dividends shall be paid upon or declared or set apart for any series of the Class G Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class G Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

(b)So long as any Class G Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class G Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class G Shares, nor shall any Common Shares or any other shares ranking junior to the Class G Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class G Shares received by the Corporation subsequent to the date of first issuance of Class G Shares of any series, unless:

(1)All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

(2)All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

(3)There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item VII.

(c)The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class G Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

(d)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class G Shares shall be the amount that the total dividends paid or made available to the holders of the Class G Shares for the year bears to the Total Dividends.

Section 3.Redemption.

(a)Subject to the express terms of each series, the Corporation:

(1)May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class G Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item VII; and

(2)Shall, from time to time, make such redemptions of each series of Class G Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item VII; and shall in each case pay all accrued and unpaid dividends to the redemption date.

(b)(1)Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class G Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item VII prior to the issuance thereof.  At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class G Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class G Shares so to be redeemed amounts equal to the redemption price of the Class G Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

without interest or to exercise before the redemption date any unexpired privileges of conversion.  In the event less than all of the outstanding Class G Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

(2)If the holders of Class G Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

(c)Any Class G Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class G Shares without serial designation.

(d)Except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class G Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class G Shares, unless all dividends on all Class G Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

Section 4.Liquidation.

(a)(1)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class G Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class G Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item VII, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation.  In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(2)After payment to the holders of Class G Shares of the full preferential amounts as aforesaid, the holders of Class G Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(b)The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

Section 5.Voting.

(a)The holders of Class G Shares shall have no voting rights, except as provided in this Section or required by law.

(b)(1)If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class G Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class G Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class G Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class G Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class G Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class G Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.  All dividend payments made on the Class G Shares, at any time during which the Corporation is in default in the payment of dividends on such Class G Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

(2)In the event of default entitling holders of Class G Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class G Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

of Class G Shares.  At any meeting at which such holders of Class G Shares shall be entitled to elect directors, holders of 50% of such Class G Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class G Shares are entitled to elect as herein provided.  Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class G Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection.  Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection.  Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class G Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

(3)Upon any divesting of the special class voting rights of the holders of the Class G Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon.  If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c)If at any time when the holders of Class G Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares). In such case, the holders of Class G Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors. If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class G Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class G Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

(d)The affirmative vote of the holders of at least two-thirds of the Class G Shares at the time outstanding, voting separately as a class, given in person or by proxy

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

(1)Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class G Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class G Shares or of any shares ranking on a parity with or junior to the Class G Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class G Shares; or

(2)The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class G Shares.

(e)In the event, and only to the extent, that (1) Class G Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class G Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class G Shares or of any shares ranking on a parity with or junior to the Class G Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

VIII.The Class H Cumulative Preferred Shares.  The Class H Shares shall have the following express terms:

Section 1.Series.  The Class H Shares may be issued from time to time in one or more series. All Class H Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative.  All Class H Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares,

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Class G Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein.  Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class H Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

(a)The designation of the series, which may be by distinguishing number, letter or title;

(b)The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

(c)The dividend rate or rates of the series, including the means by which such rates may be established;

(d)The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

(e)The redemption rights and price or prices, if any, for shares of the series;

(f)The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

(g)The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(h)Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

(i)Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item VIII) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Section 2.Dividends.

(a)The holders of Class H Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class H Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series. Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Class H Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class H Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

(b)So long as any Class H Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class H Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class H Shares, nor shall any Common Shares or any other shares ranking junior to the Class H Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class H Shares received by the Corporation subsequent to the date of first issuance of Class H Shares of any series, unless:

(1)All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

(2)All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

(3)There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item VIII.

(c)The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of,

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Common Shares or any other shares ranking on a parity with or junior to the Class H Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

(d)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class H Shares shall be the amount that the total dividends paid or made available to the holders of the Class H Shares for the year bears to the Total Dividends.

Section 3.Redemption.

(a)Subject to the express terms of each series, the Corporation:

(1)May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class H Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item VIII; and

(2)Shall, from time to time, make such redemptions of each series of Class H Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item VIII; and shall in each case pay all accrued and unpaid dividends to the redemption date.

(b)(1)Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class H Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item VIII prior to the issuance thereof.  At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class H Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class H Shares so to be redeemed amounts equal to the redemption price of the Class H Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion.  In the event less than all of the outstanding Class H Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

(2)If the holders of Class H Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

(c)Any Class H Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class H Shares without serial designation.

(d)Except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class H Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class H Shares, unless all dividends on all Class H Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

Section 4.Liquidation.

(a)(1)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class H Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class H Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item VIII, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation.  In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

(2)After payment to the holders of Class H Shares of the full preferential amounts as aforesaid, the holders of Class H Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(b)The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

Section 5.Voting.

(a)The holders of Class H Shares shall have no voting rights, except as provided in this Section or required by law.

(b)(1)If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class H Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class H Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class H Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class H Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class H Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class H Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.  All dividend payments made on the Class H Shares, at any time during which the Corporation is in default in the payment of dividends on such Class H Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

(2)In the event of default entitling holders of Class H Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

10% of the Class H Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class H Shares.  At any meeting at which such holders of Class H Shares shall be entitled to elect directors, holders of 50% of such Class H Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class H Shares are entitled to elect as herein provided.  Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class H Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class H Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

(3)Upon any divesting of the special class voting rights of the holders of the Class H Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon.  If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c)If at any time when the holders of Class H Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class I Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class H Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors.  If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class H Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class H Shares voting together as a single class for such directors,

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

resulting in the termination of the term of such previously elected directors upon the election of such new directors.

(d)The affirmative vote of the holders of at least two-thirds of the Class H Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

(1)Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class H Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class H Shares or of any shares ranking on a parity with or junior to the Class H Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class H Shares; or

(2)The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class H Shares.

(e)In the event, and only to the extent, that (1) Class H Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class H Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class H Shares or of any shares ranking on a parity with or junior to the Class H Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

IX.The Class I Cumulative Preferred Shares.  The Class I Shares shall have the following express terms:

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Section 1.Series.  The Class I Shares may be issued from time to time in one or more series.  All Class I Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative.  All Class I Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein.  Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class I Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

(a)The designation of the series, which may be by distinguishing number, letter or title;

(b)The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

(c)The dividend rate or rates of the series, including the means by which such rates may be established;

(d)The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

(e)The redemption rights and price or prices, if any, for shares of the series;

(f)The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

(g)The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(h)Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

(i)Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item IX) on the issuance of shares of the same series or of any other class or series.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

Section 2.Dividends.

(a)The holders of Class I Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class I Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series.  Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series.  No dividends shall be paid upon or declared or set apart for any series of the Class I Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class I Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

(b)So long as any Class I Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class I Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class I Shares, nor shall any Common Shares or any other shares ranking junior to the Class I Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class I Shares received by the Corporation subsequent to the date of first issuance of Class I Shares of any series, unless:

(1)All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

(2)All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(3)There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item IX.

(c)The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class I Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

(d)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class I Shares shall be the amount that the total dividends paid or made available to the holders of the Class I Shares for the year bears to the Total Dividends.

Section 3.Redemption.

(a)Subject to the express terms of each series, the Corporation:

(1)May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class I Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item IX; and

(2)Shall, from time to time, make such redemptions of each series of Class I Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item IX; and shall in each case pay all accrued and unpaid dividends to the redemption date.

(b)(1)Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class I Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item IX prior to the issuance thereof.  At any time after notice as provided above has been deposited in

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

the mail, the Corporation may deposit the aggregate redemption price of Class I Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class I Shares so to be redeemed amounts equal to the redemption price of the Class I Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion.  In the event less than all of the outstanding Class I Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

(2)If the holders of Class I Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

(c)Any Class I Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class I Shares without serial designation.

(d)Except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class I Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class I Shares, unless all dividends on all Class I Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

Section 4.Liquidation.

(a)(1)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class I Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class I Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item IX, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation.  In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

(2)After payment to the holders of Class I Shares of the full preferential amounts as aforesaid, the holders of Class I Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(b)The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

Section 5.Voting.

(a)The holders of Class I Shares shall have no voting rights, except as provided in this Section or required by law.

(b)(1)If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class I Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class I Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class I Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class I Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class I Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class I Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.  All dividend payments made on the Class I Shares, at any time during which the Corporation is in default in the payment of dividends on such

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Class I Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

(2)In the event of default entitling holders of Class I Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class I Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class I Shares.  At any meeting at which such holders of Class I Shares shall be entitled to elect directors, holders of 50% of such Class I Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class I Shares are entitled to elect as herein provided.  Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class I Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection.  Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection.  Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class I Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

(3)Upon any divesting of the special class voting rights of the holders of the Class I Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon.  If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c)If at any time when the holders of Class I Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class J Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class I Shares and of all such other

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

shares then entitled so to vote, voting as a class, shall elect such directors.  If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class I Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class I Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

(d)The affirmative vote of the holders of at least two-thirds of the Class I Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

(1)Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class I Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class I Shares or of any shares ranking on a parity with or junior to the Class I Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class I Shares; or

(2)The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class I Shares.

(e)In the event, and only to the extent, that (1) Class I Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class I Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class I Shares or of any shares ranking on a parity with or junior to the Class I Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

X.The Class J Cumulative Preferred Shares.  The Class J Shares shall have the following express terms:

Section 1.Series.  The Class J Shares may be issued from time to time in one or more series.  All Class J Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative.  All Class J Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein.  Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class J Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

(a)The designation of the series, which may be by distinguishing number, letter or title;

(b)The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

(c)The dividend rate or rates of the series, including the means by which such rates may be established;

(d)The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

(e)The redemption rights and price or prices, if any, for shares of the series;

(f)The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

(g)The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(h)Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

(i)Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item X) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

Section 2.Dividends.

(a)The holders of Class J Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class J Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series.  Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series.  No dividends shall be paid upon or declared or set apart for any series of the Class J Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class J Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

(b)So long as any Class J Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class J Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class J Shares, nor shall any Common Shares or any other shares ranking junior to the Class J Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class J Shares received by the Corporation subsequent to the date of first issuance of Class J Shares of any series, unless:

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(1)All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

(2)All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

(3)There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item X.

(c)The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class J Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

(d)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class J Shares shall be the amount that the total dividends paid or made available to the holders of the Class J Shares for the year bears to the Total Dividends.

Section 3.Redemption.

(a)Subject to the express terms of each series, the Corporation:

(1)May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class J Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item X; and

(2)Shall, from time to time, make such redemptions of each series of Class J Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item X; and shall in each case pay all accrued and unpaid dividends to the redemption date.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(b)(1)Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class J Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item X prior to the issuance thereof.  At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class J Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class J Shares so to be redeemed amounts equal to the redemption price of the Class J Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion.  In the event less than all of the outstanding Class J Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

(2)If the holders of Class J Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

(c)Any Class J Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section,

(2)purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series,

(3)converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class J Shares without serial designation.

(d)Except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class J Shares then outstanding except in

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

accordance with a stock purchase offer made to all holders of record of Class J Shares, unless all dividends on all Class J Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

Section 4.Liquidation.

(a)(1)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class J Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class J Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item X, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation.  In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

(2)After payment to the holders of Class J Shares of the full preferential amounts as aforesaid, the holders of Class J Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(b)The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

Section 5.Voting.

(a)The holders of Class J Shares shall have no voting rights, except as provided in this Section or required by law.

(b)(1)If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class J Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class J Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class J Shares shall not exercise such special class voting rights except at meetings of

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

such shareholders for the election of directors at which the holders of not less than 50% of such Class J Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class J Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class J Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.  All dividend payments made on the Class J Shares, at any time during which the Corporation is in default in the payment of dividends on such Class J Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

(2)In the event of default entitling holders of Class J Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class J Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class J Shares.  At any meeting at which such holders of Class J Shares shall be entitled to elect directors, holders of 50% of such Class J Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class J Shares are entitled to elect as herein provided.  Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class J Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection.  Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection.  Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class J Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

(3)Upon any divesting of the special class voting rights of the holders of the Class J Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon.  If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(c)If at any time when the holders of Class J Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class K Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class J Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors.  If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class J Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class J Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

(d)The affirmative vote of the holders of at least two-thirds of the Class J Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

(1)Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class J Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class J Shares or of any shares ranking on a parity with or junior to the Class J Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class J Shares; or

(2)The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class J Shares.

(e)In the event, and only to the extent, that (1) Class J Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class J Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class J Shares or of any shares ranking on a parity with or junior to the Class J Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

Section 6. 6.50% Class J Cumulative Redeemable Preferred Shares.  Of the 750,000 authorized Class J Shares, 400,000 shares are designated as a series entitled “6.50% Class J Cumulative Redeemable Preferred Shares” (hereinafter called “6.50% Class J Preferred Shares”).  The 6.50% Class J Preferred Shares shall have the express terms set forth in this Division as being applicable to all Class J Shares as a class and, in addition, the following express terms applicable to all 6.50% Class J Preferred Shares as a series of Class J Shares:

(a)The annual dividend rate of the 6.50% Class J Preferred Shares shall be 6.50% of the liquidation preference of $500.00 per share.

(b)Dividends on the 6.50% Class J Preferred Shares shall be payable, if declared, quarterly in arrears on the fifteenth day of each January, April, July and October or, if not a Business Day (as defined in clause (h) of this Section 6), the next succeeding Business Day (each a “Dividend Payment Date”), the first quarterly dividend being payable, if declared, on October 15, 2012 (the “First Dividend Payment Date”). The dividends payable for each full quarterly dividend period on each 6.50% Class J Preferred Share shall be $8.125.

Dividends for the initial dividend period on the 6.50% Class J Preferred Shares, or for any period shorter or longer than a full dividend period on the 6.50% Class J Preferred Shares, shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The aggregate dividend payable quarterly to each holder of 6.50% Class J Preferred Shares shall be rounded to the nearest one-hundredth of one cent with $.00005 being rounded upward.  Each dividend shall be payable to the holders of record as of the close of business on the applicable record date, which shall be the first day of the calendar month in which the applicable Dividend Payment Date falls or on such other date as shall be fixed by the Corporation’s Board of Directors that is no less than ten nor more than 30 days preceding the applicable Dividend Payment Date (the “Dividend Record Date”), in each case whether or not such day is a Business Day.

(c)Dividends on 6.50% Class J Preferred Shares shall be cumulative as follows:

(1)with respect to shares included in the initial issue of 6.50% Class J Preferred Shares and shares issued any time thereafter up to and including the Dividend

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Record Date for the First Dividend Payment Date, dividends shall be cumulative from the date of the initial issue of 6.50% Class J Preferred Shares; and

(2)with respect to shares issued any time after the aforesaid Dividend Record Date, dividends shall be cumulative from the Dividend Payment Date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the Dividend Record Date for the payment of a dividend on 6.50% Class J Preferred Shares and ending on the Dividend Payment Date of that dividend, dividends with respect to such shares shall be cumulative from that Dividend Payment Date.

Accrued but unpaid dividends on 6.50% Class J Preferred Shares shall not bear interest.  Any dividend payment made on the 6.50% Class J Preferred Shares shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

(d)Except as required to preserve the Corporation’s status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and except pursuant to the Special Optional Redemption Right (as defined in this Section 6(d)), the 6.50% Class J Preferred Shares may not be redeemed prior to August 1, 2017.

At any time or from time to time on and after August 1, 2017, the Corporation, at its option upon not less than 30 nor more than 60 days’ written notice, may redeem the 6.50% Class J Preferred Shares, in whole or in part, at a redemption price of $500.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to, but not including, the redemption date, without interest (the “Optional Redemption Right”).  Upon the occurrence of a Change of Control (as defined in clause (h) of this Section 6), the Corporation, at its option upon not less than 30 nor more than 60 days’ written notice, may redeem the 6.50% Class J Preferred Shares, in whole or in part, within 120 days after the first date on which such Change of Control occurred, at a redemption price of $500.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to, but not including, the redemption date, without interest (the “Special Optional Redemption Right”).

If, prior to the Change of Control Conversion Date (as defined in clause (h) of this Section 6), the Corporation has provided or provides notice of its exercise of any of its redemption rights with respect to the 6.50% Class J Preferred Shares (whether pursuant to the Optional Redemption Right or the Special Optional Redemption Right), the holders of 6.50% Class J Preferred Shares will not have the Change of Control Conversion Right (as defined in clause (e) of this Section 6) in respect of the 6.50% Class J Preferred Shares called for redemption.

If less than all of the outstanding 6.50% Class J Preferred Shares are to be redeemed, the 6.50% Class J Preferred Shares to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares), or by any other equitable method determined by the Corporation that will not result in the issuance of any

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

6.50% Class J Preferred Shares in excess of the Ownership Limit (as defined in Section (a) of Item XIV of this Division A of this Article FOURTH).

Notice of redemption shall be mailed, postage prepaid, as of a date set by the Corporation not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the 6.50% Class J Preferred Shares to be redeemed at their respective addresses then appearing on the books of the Corporation.

(1)No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any 6.50% Class J Preferred Shares except as to the holder to whom such notice was defective or not given.

(2)A redemption notice which has been mailed in the manner provided herein shall be conclusively presumed to have been duly given on the date mailed whether or not the holder received the redemption notice.

In addition to any information required by the applicable rules of any securities exchange upon which the 6.50% Class J Preferred Shares may be listed or admitted to trading, each such notice shall state (i) the redemption date; (ii) the redemption price; (iii) the number of 6.50% Class J Preferred Shares to be redeemed; (iv) the place or places where certificates, if any, for the 6.50% Class J Preferred Shares to be redeemed are to be surrendered for payment of the redemption price; and (v) that dividends in respect of the 6.50% Class J Preferred Shares to be redeemed will cease to accrue on such redemption date.  If less than all of the 6.50% Class J Preferred Shares held by any holder are to be redeemed, the notice shall state the number of such 6.50% Class J Preferred Shares held by such holder to be so redeemed.

(3)In the event the Corporation is exercising the Special Optional Redemption Right, the notice referred to above shall also state:  (i) that the 6.50% Class J Preferred Shares are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Change of Control and a brief description of the transaction(s) constituting such Change of Control; and (ii) that the 6.50% Class J Preferred Shares to which such notice relates may not be tendered for conversion in connection with the Change of Control by the holder thereof and that each 6.50% Class J Preferred Share so tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

Anything herein to the contrary notwithstanding and except as otherwise required by law, the holders of 6.50% Class J Preferred Shares at the close of business on a Dividend Record Date will be entitled to receive the dividend payable with respect to their 6.50% Class J Preferred Shares on the corresponding Dividend Payment Date notwithstanding the redemption thereof after such Dividend Record Date and on or prior to such Dividend Payment Date or the Corporation’s default in the payment of the dividend due on such Dividend Payment Date.  Except as provided in this Section 6, the Corporation will make

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

no payment or allowance for unpaid dividends, whether or not in arrears, on 6.50% Class J Preferred Shares called for redemption.

(e)6.50% Class J Preferred Shares shall not be convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 6(e) and/or except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A of this Article FOURTH, Section 4(d) of Division B of this Article FOURTH, or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended.

Upon the occurrence of a Change of Control, each holder of 6.50% Class J Preferred Shares shall have the right, unless, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem the 6.50% Class J Preferred Shares pursuant to the Optional Redemption Right or Special Optional Redemption Right, to convert some or all of the 6.50% Class J Preferred Shares held by such holder (the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number of Common Shares (or equivalent value of Alternative Conversion Consideration (as defined in this Section 6(e)) per 6.50% Class J Preferred Share to be converted (the “Common Shares Conversion Consideration”) equal to the lesser of (i) the quotient obtained by dividing (1) the sum of $500.00 per share plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case no additional amount for such accrued and unpaid dividends will be included in this sum) by (2)  the Common Share Price (as defined in clause (h) of this Section 6); and (ii) 66.8896 (the “Share Cap”), subject to the adjustments described in the following paragraph.

Anything herein to the contrary notwithstanding and except as otherwise required by law, the persons who are holders of record of 6.50% Class J Preferred Shares at the close of business on a Dividend Record Date will be entitled to receive the dividend payable on the corresponding Dividend Payment Date notwithstanding the conversion of those shares after such Dividend Record Date and on or prior to such Dividend Payment Date and, in such case, the full amount of such dividend shall be paid on such Dividend Payment Date to the persons who were the holders of record of 6.50% Class J Preferred Shares at the close of business on such Dividend Record Date.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of Common Shares), subdivisions or combinations (in each case, a “Share Split”) with respect to Common Shares as follows:  the adjusted Share Cap as the result of a Share Split will be the number of Common Shares that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of Common Shares outstanding after giving effect to such Share Split and the denominator of which is the number of Common Shares outstanding immediately prior to such Share Split.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of Common Shares (or equivalent Alternative Conversion Consideration, as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed 26,756,000 Common Shares (or equivalent Alternative Conversion Consideration, as applicable) (the “Exchange Cap”).  The Exchange Cap is subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustment to the Share Cap and is subject to increase in the event that additional 6.50% Class J Preferred Shares are designated and issued in the future pursuant to an amendment to these Amended and Restated Articles of Incorporation, as amended.

In the case of a Change of Control pursuant to which Common Shares will be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Form Consideration”), a holder of 6.50% Class J Preferred Shares will receive upon conversion of such 6.50% Class J Preferred Shares the kind and amount of Alternative Form Consideration that such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of Common Shares equal to the Common Shares Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration”; the Common Shares Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, is referred to as the “Conversion Consideration”).

If the holders of Common Shares have the opportunity to elect the form of consideration to be received in the Change of Control, the consideration that the holders of the 6.50% Class J Preferred Shares will receive will be in the form and proportion of the aggregate consideration elected by the holders of Common Shares who participate in the determination (based on the weighted average of elections) and will be subject to any limitations to which all holders of Common Shares are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Change of Control.

No fractional Common Shares will be issued upon the conversion of the 6.50% Class J Preferred Shares.  In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Share Price (as defined in clause (h) of this Section 6).

Within 15 days following the occurrence of a Change of Control, the Corporation shall deliver a notice of occurrence of the Change of Control, describing the resulting Change of Control Conversion Right, to the holders of record of the 6.50% Class J Preferred Shares at their respective addresses then appearing on the books of the Corporation.

(1)No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the conversion of any 6.50% Class J Preferred Shares except as to the holder to whom notice was defective or not given.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(2)Each such notice shall state (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of the 6.50% Class J Preferred Shares may exercise their Change of Control Conversion Right; (iv) the method and period for calculating the Common Share Price; (v) the Change of Control Conversion Date; (vi) that if, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem all or any portion of the 6.50% Class J Preferred Shares, holders of such shares will not be able to convert such shares and such shares will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per 6.50% Class J Preferred Share; (viii) the name and address of the paying agent and the conversion agent; (ix) the procedures that the holders of the 6.50% Class J Preferred Shares must follow to exercise the Change of Control Conversion Right; and (x) the last date on which the holders of the 6.50% Class J Preferred Shares may withdraw shares surrendered for conversion and the procedures that such holders must follow to effect such a withdrawal.

The Corporation shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if these organizations are not in existence at the time of issuance of the press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation’s website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides the Change of Control notice described above to the holders of the 6.50% Class J Preferred Shares.

In order to exercise the Change of Control Conversion Right, a holder of 6.50% Class J Preferred Shares shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates, if any, evidencing the 6.50% Class J Preferred Shares to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the Corporation’s transfer agent.

(1)Such notice shall state (i) the relevant Change of Control Conversion Date; (ii) the number of 6.50% Class J Preferred Shares to be converted; and (iii) that the 6.50% Class J Preferred Shares are to be converted pursuant to the applicable provisions of the 6.50% Class J Preferred Shares.

(2)Notwithstanding the foregoing, if the 6.50% Class J Preferred Shares are held in global form, such notice shall comply with applicable procedures of The Depository Trust Company or any other organization acting as depositary for the 6.50% Class J Preferred Shares (the “Depositary”).

Holders of 6.50% Class J Preferred Shares may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Corporation’s transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(1)The notice of withdrawal must state:  (i) the number of withdrawn 6.50% Class J Preferred Shares; (ii) if certificated 6.50% Class J Preferred Shares have been issued, the certificate numbers of the withdrawn 6.50% Class J Preferred Shares; and (iii) the number of 6.50% Class J Preferred Shares, if any, which remain subject to the conversion notice.

(2)Notwithstanding the foregoing, if the 6.50% Class J Preferred Shares are held in global form, such notice of withdrawal shall comply with applicable procedures of the Depositary.

6.50% Class J Preferred Shares as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem such 6.50% Class J Preferred Shares, whether pursuant to the Optional Redemption Right or Special Optional Redemption Right. If the Corporation elects to redeem 6.50% Class J Preferred Shares that would otherwise be converted into the applicable Conversion Consideration on a Change of Control Conversion Date, such 6.50% Class J Preferred Shares shall not be so converted and the holders of such shares shall be entitled to receive on the applicable redemption date $500.00 per share, plus accrued and unpaid dividends to, but not including, the redemption date.

The Corporation shall deliver the applicable Conversion Consideration to the applicable holders of 6.50% Class J Preferred Shares no later than the third Business Day following the Change of Control Conversion Date.

Notwithstanding anything to the contrary contained herein, no holder of 6.50% Class J Preferred Shares will be entitled to convert such shares to the extent that receipt of Common Shares upon conversion of the 6.50% Class J Preferred Shares would cause such holder (or any other person) to exceed either of the ownership limits described in Section (a) of Item XIV of this Division A of this Article FOURTH and Section 4(a) of Division B of this Article FOURTH, unless the Corporation provides an exemption from such ownership limits for such holder.

Notwithstanding the foregoing restrictions on the ability to convert the 6.50% Class J Preferred Shares, any conversion of 6.50% Class J Preferred Shares in violation of the ownership limits described in Section (a) of Item XIV of this Division A of this Article FOURTH and Section 4(a) of Division B of this Article FOURTH, or that causes another person to be in violation of such ownership limits, including as a result of the effect of the operation of this provision, shall be construed as causing any 6.50% Class J Preferred Shares that exceed such ownership limits to be deemed Excess Preferred Shares and subject to the provisions applicable to Excess Preferred Shares set forth in these Amended and Restated Articles of Incorporation, as amended.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(f)The amount payable per 6.50% Class J Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $500.00, plus an amount equal to all dividends accrued and unpaid thereon to, but not including, the date of payment.

(g)All dividend payments made on the 6.50% Class J Preferred Shares, at any time during which the Corporation is in default in the payment of dividends on such 6.50% Class J Preferred Shares for any dividend period, shall, for the purposes of Section 5(b)(1) of this Item X, be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

(h)Definitions.  For the purposes of this Section 6 of Item X of Division A of this Article FOURTH, the following terms shall have the following meanings:

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York, New York are authorized or required by law, regulation or executive order to close.

“Change of Control” is when, after the original issuance of the 6.50% Class J Preferred Shares, the following have occurred and are continuing:

(i)the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)

(3)of the Exchange Act (as defined in this Section 6(h)), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Corporation entitling that person to exercise more than 50% of the total voting power of all shares of the Corporation entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

(ii)following the closing of any transaction referred to in the foregoing clause (i), neither the Corporation nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the NYSE, the NYSE MKT or NASDAQ, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

“Change of Control Conversion Date” shall mean the date the 6.50% Class J Preferred Shares are to be converted which shall be a Business Day that is no fewer than 20 days nor more than 35 days after the date on which the Corporation provides notice of the occurrence of a Change of Control (as provided for in clause (e) of this Section 6) to the holders of the 6.50% Class J Preferred Shares.

“Common Share Price” shall mean:  (i) if the consideration to be received in the Change of Control by the holders of Common Shares is solely cash, the amount of cash consideration per Common Share or (ii) if the consideration to be received in the Change of Control by holders of

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Common Shares is other than solely cash (x) the average of the closing sale prices per Common Share (or, if no closing sale price is reported, the average of the closing bid and ask prices per Common Share or, if more than one in either case, the average of the average closing bid and the average closing ask prices per Common Share) for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred as reported on the principal U.S. securities exchange on which the Common Shares are then traded, or (y) the average of the last quoted bid prices for the Common Shares in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred, if the Common Shares are not then listed for trading on a U.S. securities exchange.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. “NASDAQ” shall mean the NASDAQ Stock Market.

“NYSE” shall mean the New York Stock Exchange.

“NYSE MKT” shall mean the NYSE MKT (formerly known as the NYSE Amex Equities).

XI.The Class K Cumulative Preferred Shares.  The Class K Shares shall have the following express terms:

Section 1.Series.  The Class K Shares may be issued from time to time in one or more series.  All Class K Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates from which dividends shall accrue and be cumulative.  All Class K Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares and Noncumulative Shares except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on Cumulative Shares shall be cumulative as set forth herein.  Subject to the provisions of Sections 2 through 5, both inclusive, and Item XIII of this Division, which provisions shall apply to all Class K Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and, with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section), the following:

(a)The designation of the series, which may be by distinguishing number, letter or title;

(b)The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(c)The dividend rate or rates of the series, including the means by which such rates may be established;

(d)The date or dates from which dividends shall accrue and be cumulative and the dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

(e)The redemption rights and price or prices, if any, for shares of the series;

(f)The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

(g)The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(h)Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

(i)Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item XI) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

Section 2.Dividends.

(a)The holders of Class K Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class K Shares, shall be entitled to receive out of any funds legally available therefor, and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series.  Such dividends shall accrue and be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series.  No dividends shall be paid upon or declared or set apart for any series of the Class K Shares for any dividend period unless at the same time (i) a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class K Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date (but, with respect to Noncumulative Shares, only with respect to the then current dividend period), ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares,

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares and Noncumulative Shares then issued and outstanding and entitled to receive such dividends.

(b)So long as any Class K Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Class K Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Class K Shares, nor shall any Common Shares or any other shares ranking junior to the Class K Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Class K Shares received by the Corporation subsequent to the date of first issuance of Class K Shares of any series, unless:

(1)All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

(2)All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

(3)There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item XI.

(c)The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Class K Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares, or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized.

(d)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Class K Shares shall be the amount that the total dividends paid or made available to the holders of the Class K Shares for the year bears to the Total Dividends.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Section 3.Redemption.

(a)Subject to the express terms of each series, the Corporation:

(1)May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Class K Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item XI; and

(2)Shall, from time to time, make such redemptions of each series of Class K Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item XI; and shall in each case pay all accrued and unpaid dividends to the redemption date.

(b)(1)Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Class K Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item XI prior to the issuance thereof.  At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Class K Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Class K Shares so to be redeemed amounts equal to the redemption price of the Class K Shares so to be redeemed, together with such accrued and unpaid dividends thereon, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion.  In the event less than all of the outstanding Class K Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

(2)If the holders of Class K Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(c)Any Class K Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Class K Shares without serial designation.

(d)Except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) less than all of the Class K Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Class K Shares, unless all dividends on all Class K Shares then outstanding for all previous and current dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

Section 4.Liquidation.

(a)(1)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class K Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Class K Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item XI, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation.  In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Cumulative Shares and Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

(2)After payment to the holders of Class K Shares of the full preferential amounts as aforesaid, the holders of Class K Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(b)The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

Section 5.Voting.

(a)The holders of Class K Shares shall have no voting rights, except as provided in this Section or required by law.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(b)(1)If, and so often as, the Corporation shall be in default in the payment of dividends on any series of Class K Shares at the time outstanding, whether or not earned or declared, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, all holders of such Class K Shares, voting separately as a class, together with all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares and Noncumulative Shares upon which like voting rights have been conferred and are exercisable under the circumstances described in Subsection 5(c), shall be entitled to elect, as herein provided, a total of two members of the Board of Directors of the Corporation; provided, however, that the holders of such Class K Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Class K Shares are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on such Class K Shares then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the holders of such Class K Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.  All dividend payments made on the Class K Shares, at any time during which the Corporation is in default in the payment of dividends on such Class K Shares for any dividend period, shall be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

(2)In the event of default entitling holders of Class K Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Class K Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called to be held within 90 days after the date of receipt of the foregoing written request from the holders of Class K Shares.  At any meeting at which such holders of Class K Shares shall be entitled to elect directors, holders of 50% of such Class K Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Class K Shares are entitled to elect as herein provided.  Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Class K Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection.  Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation or require the resignation of any director elected otherwise than pursuant to this Subsection.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Class K Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

(3)Upon any divesting of the special class voting rights of the holders of the Class K Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon.  If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c)If at any time when the holders of Class K Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares or Noncumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and the Noncumulative Shares then entitled to vote shall be combined (with each class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class K Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors.  If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Class K Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Class K Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

(d)The affirmative vote of the holders of at least two-thirds of the Class K Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

(1)Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Class K Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class K Shares or of any shares ranking on a parity with or junior to the Class K Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Class K Shares; or

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(2)The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such series of Class K Shares.

(e)In the event, and only to the extent, that (1) Class K Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of Class K Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Class K Shares or of any shares ranking on a parity with or junior to the Class K Shares nor the Amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially the preferences or voting or other rights of the holders of such series.

Section 6. 6.250% Class K Cumulative Redeemable Preferred Shares.  Of the 750,000 authorized Class K Shares, 345,000 shares are designated as a series entitled “6.250% Class K Cumulative Redeemable Preferred Shares” (hereinafter called “6.250% Class K Preferred Shares”).  The 6.250% Class K Preferred Shares shall have the express terms set forth in this Division as being applicable to all Class K Shares as a class and, in addition, the following express terms applicable to all 6.250% Class K Preferred Shares as a series of Class K Shares:

(a)The annual dividend rate of the 6.250% Class K Preferred Shares shall be 6.250% of the liquidation preference of $500.00 per share.

(b)Dividends on the 6.250% Class K Preferred Shares shall be payable, if declared, quarterly in arrears on the fifteenth day of each January, April, July and October or, if not a Business Day (as defined in clause (h) of this Section 6), the next succeeding Business Day (each a “Dividend Payment Date”), the first quarterly dividend being payable, if declared, on July 15, 2013 (the “First Dividend Payment Date”).  The dividends payable for each full quarterly dividend period on each 6.250% Class K Preferred Share shall be $7.8125.

Dividends for the initial dividend period on the 6.250% Class K Preferred Shares, or for any period shorter or longer than a full dividend period on the 6.250% Class K Preferred Shares, shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The aggregate dividend payable quarterly to each holder of 6.250% Class K Preferred Shares shall be rounded to the nearest one-hundredth of one cent with

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

$.00005 being rounded upward.  Each dividend shall be payable to the holders of record as of the close of business on the applicable record date, which shall be the first day of the calendar month in which the applicable Dividend Payment Date falls or on such other date as shall be fixed by the Corporation’s Board of Directors that is no less than ten nor more than 30 days preceding the applicable Dividend Payment Date (the “Dividend Record Date”), in each case whether or not such day is a Business Day.

(c)Dividends on 6.250% Class K Preferred Shares shall be cumulative as follows:

(1)with respect to shares included in the initial issue of 6.250% Class K Preferred Shares and shares issued any time thereafter up to and including the Dividend Record Date for the First Dividend Payment Date, dividends shall be cumulative from the date of the initial issue of 6.250% Class K Preferred Shares; and

(2)with respect to shares issued any time after the aforesaid Dividend Record Date, dividends shall be cumulative from the Dividend Payment Date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the Dividend Record Date for the payment of a dividend on 6.250% Class K Preferred Shares and ending on the Dividend Payment Date of that dividend, dividends with respect to such shares shall be cumulative from that Dividend Payment Date.

Accrued but unpaid dividends on 6.250% Class K Preferred Shares shall not bear interest.  Any dividend payment made on the 6.250% Class K Preferred Shares shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

(d)Except as required to preserve the Corporation’s status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and except pursuant to the Special Optional Redemption Right (as defined in this Section 6(d)), the 6.250% Class K Preferred Shares may not be redeemed prior to April 9, 2018.

At any time or from time to time on and after April 9, 2018, the Corporation, at its option upon not less than 30 nor more than 60 days’ written notice, may redeem the 6.250% Class K Preferred Shares, in whole or in part, at a redemption price of $500.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to, but not including, the redemption date, without interest (the “Optional Redemption Right”).  Upon the occurrence of a Change of Control (as defined in clause (h) of this Section 6), the Corporation, at its option upon not less than 30 nor more than 60 days’ written notice, may redeem the 6.250% Class K Preferred Shares, in whole or in part, within 120 days after the first date on which such Change of Control occurred, at a redemption price of $500.00 per share plus, in each case, an amount equal to all dividends accrued and unpaid thereon to, but not including, the redemption date, without interest (the “Special Optional Redemption Right”).

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

If, prior to the Change of Control Conversion Date (as defined in clause (h) of this Section 6), the Corporation has provided or provides notice of its exercise of any of its redemption rights with respect to the 6.250% Class K Preferred Shares (whether pursuant to the Optional Redemption Right or the Special Optional Redemption Right), the holders of 6.250% Class K Preferred Shares will not have the Change of Control Conversion Right (as defined in clause (e) of this Section 6) in respect of the 6.250% Class K Preferred Shares called for redemption.

If less than all of the outstanding 6.250% Class K Preferred Shares are to be redeemed, the 6.250% Class K Preferred Shares to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares), or by any other equitable method determined by the Corporation that will not result in the issuance of any 6.250% Class K Preferred Shares in excess of the Ownership Limit (as defined in Section (a) of Item XIV of this Division A of this Article FOURTH).

Notice of redemption shall be mailed, postage prepaid, as of a date set by the Corporation not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the 6.250% Class K Preferred Shares to be redeemed at their respective addresses then appearing on the books of the Corporation.

(1)No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any 6.250% Class K Preferred Shares except as to the holder to whom such notice was defective or not given.

(2)A redemption notice which has been mailed in the manner provided herein shall be conclusively presumed to have been duly given on the date mailed whether or not the holder received the redemption notice.

In addition to any information required by the applicable rules of any securities exchange upon which the 6.250% Class K Preferred Shares may be listed or admitted to trading, each such notice shall state (i) the redemption date; (ii) the redemption price; (iii) the number of 6.250% Class K Preferred Shares to be redeemed; (iv) the place or places where certificates, if any, for the 6.250% Class K Preferred Shares to be redeemed are to be surrendered for payment of the redemption price; and (v) that dividends in respect of the 6.250% Class K Preferred Shares to be redeemed will cease to accrue on such redemption date.  If less than all of the 6.250% Class K Preferred Shares held by any holder are to be redeemed, the notice shall state the number of such 6.250% Class K Preferred Shares held by such holder to be so redeemed.

(3)In the event the Corporation is exercising the Special Optional Redemption Right, the notice referred to above shall also state:  (i) that the 6.250% Class K Preferred Shares are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Change of Control and a brief description of the transaction(s) constituting such Change of Control; and (ii) that the 6.250% Class K Preferred Shares to which such notice relates may not be tendered for conversion in connection with the Change of Control by the holder thereof and that each 6.250% Class

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

K Preferred Share so tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related redemption date instead of converted on the Change of Control Conversion Date.

Anything herein to the contrary notwithstanding and except as otherwise required by law, the holders of 6.250% Class K Preferred Shares at the close of business on a Dividend Record Date will be entitled to receive the dividend payable with respect to their 6.250% Class K Preferred Shares on the corresponding Dividend Payment Date notwithstanding the redemption thereof after such Dividend Record Date and on or prior to such Dividend Payment Date or the Corporation’s default in the payment of the dividend due on such Dividend Payment Date.  Except as provided in this Section 6, the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on 6.250% Class K Preferred Shares called for redemption.

(e)6.250% Class K Preferred Shares shall not be convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 6(e) and/or except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A of this Article FOURTH, Section 4(d) of Division B of this Article FOURTH, or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended.

Upon the occurrence of a Change of Control, each holder of 6.250% Class K Preferred Shares shall have the right, unless, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem the 6.250% Class K Preferred Shares pursuant to the Optional Redemption Right or Special Optional Redemption Right, to convert some or all of the 6.250% Class K Preferred Shares held by such holder (the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number of Common Shares (or equivalent value of Alternative Conversion Consideration (as defined in this Section 6(e)) per 6.250% Class K Preferred Share to be converted (the “Common Shares Conversion Consideration”) equal to the lesser of (i) the quotient obtained by dividing (1) the sum of $500.00 per share plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case no additional amount for such accrued and unpaid dividends will be included in this sum) by (2) the Common Share Price (as defined in clause (h) of this Section 6); and (ii) 57.1102 (the “Share Cap”), subject to the adjustments described in the following paragraph.

Anything herein to the contrary notwithstanding and except as otherwise required by law, the persons who are holders of record of 6.250% Class K Preferred Shares at the close of business on a Dividend Record Date will be entitled to receive the dividend payable on the corresponding Dividend Payment Date notwithstanding the conversion of those shares after such Dividend Record Date and on or prior to such Dividend Payment Date and, in such case, the full amount of such dividend shall be paid on such Dividend Payment Date to the persons who were the holders of record of 6.250% Class K Preferred Shares at the close of business on such Dividend Record Date.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of Common Shares), subdivisions or combinations (in each case, a “Share Split”) with respect to Common Shares as follows: the adjusted Share Cap as the result of a Share Split will be the number of Common Shares that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of Common Shares outstanding after giving effect to such Share Split and the denominator of which is the number of Common Shares outstanding immediately prior to such Share Split.

For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of Common Shares (or equivalent Alternative Conversion Consideration, as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed 17,133,000 Common Shares (or equivalent

Alternative Conversion Consideration, as applicable), subject to increase to the extent the underwriters’ over-allotment option to purchase additional 6.250% Class K Preferred Shares in the initial public offering of 6.250% Class K Preferred Shares is exercised, not to exceed 19,702,950 Common Shares in total (or equivalent Alternative Conversion Consideration, as applicable) (the “Exchange Cap”).  The Exchange Cap is subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustment to the Share Cap and is subject to increase in the event that additional 6.250% Class K Preferred Shares are designated and issued in the future pursuant to an amendment to these Amended and Restated Articles of Incorporation, as amended.

In the case of a Change of Control pursuant to which Common Shares will be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Form Consideration”), a holder of 6.250% Class K Preferred Shares will receive upon conversion of such 6.250% Class K Preferred Shares the kind and amount of Alternative Form Consideration that such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of Common Shares equal to the Common Shares Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration”; the Common Shares Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, is referred to as the “Conversion Consideration”).

If the holders of Common Shares have the opportunity to elect the form of consideration to be received in the Change of Control, the consideration that the holders of the 6.250% Class K Preferred Shares will receive will be in the form and proportion of the aggregate consideration elected by the holders of Common Shares who participate in the determination (based on the weighted average of elections) and will be subject to any limitations to which all holders of Common Shares are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Change of Control.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

No fractional Common Shares will be issued upon the conversion of the 6.250% Class K Preferred Shares.  In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Share Price.

Within 15 days following the occurrence of a Change of Control, the Corporation shall deliver a notice of occurrence of the Change of Control, describing the resulting Change of Control Conversion Right, to the holders of record of the 6.250% Class K Preferred Shares at their respective addresses then appearing on the books of the Corporation.

(1)No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the conversion of any 6.250% Class K Preferred Shares except as to the holder to whom notice was defective or not given.

(2)Each such notice shall state (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of the 6.250% Class K Preferred Shares may exercise their Change of Control Conversion Right; (iv) the method and period for calculating the Common Share Price; (v) the Change of Control Conversion Date; (vi) that if, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem all or any portion of the 6.250% Class K Preferred Shares, holders of such shares will not be able to convert such shares and such shares will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per 6.250% Class K Preferred Share; (viii) the name and address of the paying agent and the conversion agent; (ix) the procedures that the holders of the 6.250% Class K Preferred Shares must follow to exercise the Change of Control Conversion Right; and (x) the last date on which the holders of the 6.250% Class K Preferred Shares may withdraw shares surrendered for conversion and the procedures that such holders must follow to effect such a withdrawal.

The Corporation shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if these organizations are not in existence at the time of issuance of the press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation’s website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides the Change of Control notice described above to the holders of the 6.250% Class K Preferred Shares.

In order to exercise the Change of Control Conversion Right, a holder of 6.250% Class K Preferred Shares shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates, if any, evidencing the 6.250% Class K Preferred Shares to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the Corporation’s transfer agent.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(1)Such notice shall state (i) the relevant Change of Control Conversion Date; (ii) the number of 6.250% Class K Preferred Shares to be converted; and (iii) that the 6.250% Class K Preferred Shares are to be converted pursuant to the applicable provisions of the 6.250% Class K Preferred Shares.

(2)Notwithstanding the foregoing, if the 6.250% Class K Preferred Shares are held in global form, such notice shall comply with applicable procedures of The Depository Trust Company or any other organization acting as depositary for the 6.250% Class K Preferred Shares (the “Depositary”).

Holders of 6.250% Class K Preferred Shares may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Corporation’s transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date.

(1)The notice of withdrawal must state:  (i) the number of withdrawn 6.250% Class K Preferred Shares; (ii) if certificated 6.250% Class K Preferred Shares have been issued, the certificate numbers of the withdrawn 6.250% Class K Preferred Shares; and (iii) the number of 6.250% Class K Preferred Shares, if any, which remain subject to the conversion notice.

(2)Notwithstanding the foregoing, if the 6.250% Class K Preferred Shares are held in global form, such notice of withdrawal shall comply with applicable procedures of the Depositary.

6.250% Class K Preferred Shares as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem such 6.250% Class K Preferred Shares, whether pursuant to the Optional Redemption Right or Special Optional Redemption Right.  If the Corporation elects to redeem 6.250% Class K Preferred Shares that would otherwise be converted into the applicable Conversion Consideration on a Change of Control Conversion Date, such 6.250% Class K Preferred Shares shall not be so converted and the holders of such shares shall be entitled to receive on the applicable redemption date $500.00 per share, plus accrued and unpaid dividends to, but not including, the redemption date.

The Corporation shall deliver the applicable Conversion Consideration to the applicable holders of 6.250% Class K Preferred Shares no later than the third Business Day following the Change of Control Conversion Date.

Notwithstanding anything to the contrary contained herein, no holder of 6.250% Class K Preferred Shares will be entitled to convert such shares to the extent that receipt of Common Shares upon conversion of the 6.250% Class K Preferred Shares would cause such holder (or any other person) to exceed either of the ownership limits described in

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Section (a) of Item XIV of this Division A of this Article FOURTH and Section 4(a) of Division B of this Article FOURTH, unless the Corporation provides an exemption from such ownership limits for such holder.

Notwithstanding the foregoing restrictions on the ability to convert the 6.250% Class K Preferred Shares, any conversion of 6.250% Class K Preferred Shares in violation of the ownership limits described in Section (a) of Item XIV of this Division A of this Article FOURTH and Section 4(a) of Division B of this Article FOURTH, or that causes another person to be in violation of such ownership limits, including as a result of the effect of the operation of this provision, shall be construed as causing any 6.250% Class K Preferred Shares that exceed such ownership limits to be deemed Excess Preferred Shares and subject to the provisions applicable to Excess Preferred Shares set forth in these Amended and Restated Articles of Incorporation, as amended.

(f)The amount payable per 6.250% Class K Preferred Share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $500.00, plus an amount equal to all dividends accrued and unpaid thereon to, but not including, the date of payment.

(g)All dividend payments made on the 6.250% Class K Preferred Shares, at any time during which the Corporation is in default in the payment of dividends on such 6.250% Class K Preferred Shares for any dividend period, shall, for the purposes of Section 5(b)(1) of this Item X, be deemed to be made in respect of the earliest dividend period with respect to which the Corporation is in default.

(h)Definitions.  For the purposes of this Section 6 of Item X of Division A of this Article FOURTH, the following terms shall have the following meanings:

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York, New York are authorized or required by law, regulation or executive order to close.

“Change of Control” is when, after the original issuance of the 6.250% Class K Preferred Shares, the following have occurred and are continuing:

(i)the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Corporation entitling that person to exercise more than 50% of the total voting power of all shares of the Corporation entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

(ii)following the closing of any transaction referred to in the foregoing clause (i), neither the Corporation nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

on the NYSE, the NYSE MKT or NASDAQ, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

“Change of Control Conversion Date” shall mean the date the 6.250% Class K Preferred Shares are to be converted which shall be a Business Day that is no fewer than 20 days nor more than 35 days after the date on which the Corporation provides notice of the occurrence of a Change of Control (as provided for in clause (e) of this Section 6) to the holders of the 6.250% Class K Preferred Shares.

“Common Share Price” shall mean:  (i) if the consideration to be received in the Change of Control by the holders of Common Shares is solely cash, the amount of cash consideration per Common Share or (ii) if the consideration to be received in the Change of Control by holders of Common Shares is other than solely cash (x) the average of the closing sale prices per Common Share (or, if no closing sale price is reported, the average of the closing bid and ask prices per Common Share or, if more than one in either case, the average of the average closing bid and the average closing ask prices per Common Share) for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred as reported on the principal U.S. securities exchange on which the Common Shares are then traded, or (y) the average of the last quoted bid prices for the Common Shares in the over-the-counter market as reported by OTC Markets Group Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred, if the Common Shares are not then listed for trading on a U.S. securities exchange.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. “NASDAQ” shall mean the NASDAQ Stock Market.

“NYSE” shall mean the New York Stock Exchange.

“NYSE MKT” shall mean the NYSE MKT (formerly known as the NYSE Amex Equities).

XII.The Noncumulative Preferred Shares.  The Noncumulative Preferred Shares shall have the following express terms:

Section 1.Series.  The Noncumulative Shares may be issued from time to time in one or more series.  All Noncumulative Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the dates on which and the periods for which dividends may be payable.  All Noncumulative Shares shall rank on a parity with the Cumulative Shares, and shall be identical to all Cumulative Shares, except (1) in respect of the matters that may be fixed by the Board of Directors as provided in clauses (a) through (i), inclusive, of this Section 1 and (2) only dividends on the Noncumulative Shares are noncumulative as set forth herein.  Subject to the provisions of Sections 2 through 5, inclusive, and Item XIII of this Division, which provisions shall apply to all Noncumulative Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

more series, and with respect to each such series, to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

(a)The designation of the series, which may be by distinguishing number, letter or title;

(b)The authorized number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

(c)The dividend rate or rates of the series, including the means by which such rates may be established;

(d)The dates on which and the period or periods for which dividends, if declared, shall be payable, including the means by which such dates and periods may be established;

(e)The redemption rights and price or prices, if any, for shares of the series;

(f)The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

(g)The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(h)Whether the shares of the series shall be convertible into Common Shares or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

(i)Restrictions (in addition to those set forth in Subsection 5(d) or 5(e) of this Item XII) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation, as amended, fixing, with respect to each such series, the matters described in clauses (a) through (i), both inclusive, of this Section and is authorized to take such actions with respect thereto as may be required by law in order to effect such amendments.

Section 2.Dividends.

(a)The holders of Noncumulative Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Noncumulative Shares, shall be entitled to receive out of any funds legally available therefor, if, when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 above and no more, payable on the dates fixed for such series.  Such dividends shall accrue, in the case

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

of shares of each particular series, from and after the date or dates fixed with respect to such series; provided, however, that if the Board of Directors fails to declare a dividend payable on a dividend payment date on any Noncumulative Shares, the holders of the Noncumulative Shares shall have no right to receive a dividend in respect of the dividend period ending on such dividend payment date, and the Corporation shall have no obligation to pay the dividend accrued for such period, whether or not dividends on such Noncumulative Shares are declared payable on any future dividend payment date.  No dividends shall be paid upon or declared or set apart for any series of the Noncumulative Shares for any dividend period unless at the same time (i) a like proportionate dividend for the then current dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Noncumulative Shares of all series then issued and outstanding and entitled to receive such dividend and (ii) the dividends payable for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares and Class K Shares then issued and outstanding and entitled to receive such dividends.

(b)So long as any Noncumulative Shares shall be outstanding no dividend, except a dividend payable in Common Shares or other shares ranking junior to the Noncumulative Shares, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Shares or any other shares ranking junior to the Noncumulative Shares, nor shall any Common Shares or any other shares ranking junior to the Noncumulative Shares be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Shares or other shares of the Corporation ranking junior to the Noncumulative Shares received by the Corporation subsequent to the date of first issuance of Noncumulative Shares of any series, unless:

(1)All accrued and unpaid dividends on Cumulative Shares, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart;

(2)All unpaid dividends on Noncumulative Shares for the then current dividend period shall have been declared and paid or a sum sufficient for payment therefor set apart; and

(3)There shall be no arrearages with respect to the redemption of Cumulative Shares or Noncumulative Shares of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Item XII.

(c)The foregoing restrictions on the payment of dividends or other distributions on, or on the purchase, redemption retirement or other acquisition of, Common Shares or any other shares ranking on a parity with or junior to the Noncumulative Shares shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

otherwise, (ii) the conversion of Cumulative Shares or Noncumulative Shares into Common Shares or (iii) the exercise by the Corporation of its rights pursuant to Item XIV(d) of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation with respect to any other class or series of capital stock hereafter created or authorized.

(d)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then, to the extent permissible under the Code and to the extent it does not cause any dividends to fail to qualify for the dividends paid deduction under Section 561 of the Code, the portion of the Capital Gains Amount that shall be allocable to holders of the Noncumulative Shares shall be the amount that the total dividends paid or made available to the holders of the Noncumulative Shares for the year bears to the Total Dividends.

Section 3.Redemption.

(a)Subject to the express terms of each series, the Corporation:

(1)May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Noncumulative Shares at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Item XII; and

(2)Shall, from time to time, make such redemptions of each series of Noncumulative Shares as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Item XII; and shall, in each case, pay all unpaid dividends for the then current dividend period to the redemption date.

(b)(1)Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Noncumulative Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1 of this Item XII prior to the issuance thereof.  At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of Noncumulative Shares to be redeemed, together with accrued and unpaid dividends thereon for the then current dividend period to the redemption date, with any bank or trust company in Cleveland, Ohio, or New York, New York, having capital and surplus of not less than $100,000,000 named in such notice and direct that there be paid to the respective holders of the Noncumulative Shares so to be redeemed amounts equal to the redemption price of the Noncumulative Shares so to be redeemed together with such accrued and unpaid dividends thereon for the then current dividend period, on surrender of the share certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no rights or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise before the redemption date any unexpired privileges of conversion.  In the event less than all of the outstanding Noncumulative Shares are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

(2)If the holders of Noncumulative Shares which have been called for redemption shall not within six years after such deposit claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

(c)Any Noncumulative Shares which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation shall resume the status of authorized but unissued Noncumulative Shares without serial designation.

(d)Except in connection with the exercise of the Corporation’s rights pursuant to Section (d) of Item XIV of this Division A, Section 4(d) of Division B or any similar Section hereafter contained in these Amended and Restated Articles of Incorporation, as amended, with respect to any other class or series of capital stock hereafter created or authorized, the Corporation may not purchase or redeem (for sinking fund purposes or otherwise) of less than all of the Noncumulative Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Noncumulative Shares, unless all dividends on all Noncumulative Shares then outstanding for the then current dividend period shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

Section 4.Liquidation.

(a)(1)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Noncumulative Shares of any series shall be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Noncumulative Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Item XII, plus an amount equal to all dividends accrued and unpaid thereon for the then current dividend period to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation.  In the event the net assets of the Corporation legally available therefor are insufficient to permit the

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

payment upon all outstanding Cumulative Shares and Noncumulative Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding Noncumulative Shares in proportion to the full preferential amount to which each such share is entitled.

(2)After payment to the holders of Noncumulative Shares of the full preferential amounts as aforesaid, the holders of Noncumulative Shares, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(b)The merger or consolidation of the Corporation into or with any other Corporation, the merger of any other Corporation into it, or the sale, lease or conveyance of all or substantially all the assets of the Corporation shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

Section 5.Voting.

(a)The holders of Noncumulative Shares shall have no voting rights, except as provided in this Section or required by law.

(b)(1) If, and so often as, the Corporation shall not have fully paid, or shall not have declared and set aside a sum sufficient for the payment of, dividends on any series of Noncumulative Shares at the time outstanding, for a number of dividend payment periods, whether consecutive or not, which in the aggregate contain at least 540 days, the holders of such Noncumulative Shares, voting separately as a class, together with all Cumulative Shares upon which like voting rights have been conferred and are exercisable, shall be entitled to elect, as herein provided, two members of the Board of Directors of the Corporation; provided, however, that the holders of such Noncumulative Shares shall not exercise such special class voting rights except at meetings of such shareholders for the election of directors at which the holders of not less than 50% of such Noncumulative Shares are present in person or by proxy; and provided further, that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until the Corporation shall have fully paid, or shall have set aside a sum sufficient for the payment of, dividends on such Noncumulative Shares then outstanding for a number of consecutive dividend payment periods which in the aggregate contain at least 360 days, whereupon the holders of such Noncumulative Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event above specified in this paragraph.

(2)In the event of default entitling holders of Noncumulative Shares to elect two directors as specified in paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the Noncumulative Shares upon which such default in the payment of dividends exists and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be called

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

to be held within 90 days after the date of receipt of the foregoing written request from the holders of Noncumulative Shares.  At any meeting at which such holders of Noncumulative Shares shall be entitled to elect directors, holders of 50% of such Noncumulative Shares, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which such holders of Noncumulative Shares are entitled to elect as herein provided.  Notwithstanding any provision of these Amended and Restated Articles of Incorporation, as amended, or the Code of Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of directors of the Corporation, the two directors who may be elected by such holders of Noncumulative Shares pursuant to this Subsection shall serve in addition to any other directors then in office or proposed to be elected otherwise than pursuant to this Subsection.  Nothing in this Subsection shall prevent any change otherwise permitted in the total number of or classifications of directors of the Corporation nor require the resignation of any director elected otherwise than pursuant to this Subsection.  Notwithstanding any classification of the other directors of the Corporation, the two directors elected by such holders of Noncumulative Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

(3)Upon any divesting of the special class voting rights of the holders of the Noncumulative Shares in respect of elections of directors as provided in this Subsection, the terms of office of all directors then in office elected by such holders shall terminate immediately thereupon.  If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, removal from office or otherwise, the remaining director elected by such holders voting as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c)If at any time when the holders of Noncumulative Shares are entitled to elect directors pursuant to the foregoing provisions of this Section the holders of any Cumulative Shares are entitled to elect directors pursuant hereto by reason of any default in the payment of dividends thereon, then the voting rights of the Cumulative Shares and Noncumulative Shares then entitled to vote shall be combined (with class of shares having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Noncumulative Shares and of all such other shares then entitled so to vote, voting as a class, shall elect such directors.  If the holders of any such other shares have elected such directors prior to the happening of the default or event permitting the holders of Noncumulative Shares to elect directors, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as required above, then a new election shall be held with all such other shares and the Noncumulative Shares voting together as a single class for such directors, resulting in the termination of the term of such previously elected directors upon the election of such new directors.

(d)The affirmative vote of the holders of at least two-thirds of the Noncumulative Shares at the time outstanding, voting separately as a class, given in

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect either of the following:

(1)Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of Noncumulative Shares which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Noncumulative Shares or of any shares ranking on a parity with or junior to the Noncumulative Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holders of Noncumulative Shares; or

(2)The authorization, creation or increase in the authorized number of any shares, or any security convertible into shares, in either case ranking prior to such Noncumulative Shares.

(e)In the event, and only to the extent, that (1) Noncumulative Shares are issued in more than one series and (2) Ohio law permits the holders of a series of a class of capital stock to vote separately as a class, the affirmative vote of the holders of at least two-thirds of each series of the Noncumulative Shares at the time outstanding, voting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose of voting on such matters, shall be required for any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of these Amended and Restated Articles of Incorporation, as amended, or of the Code of Regulations of the Corporation which affects adversely and materially the preferences or voting or other rights of the holders of such series which are set forth in these Amended and Restated Articles of Incorporation, as amended; provided, however, neither the amendment of these Amended and Restated Articles of Incorporation, as amended, so as to authorize, create or change the authorized or outstanding number of Noncumulative Shares or of any shares remaining on a parity with or junior to the Noncumulative Shares nor the amendment of the provisions of the Code of Regulations so as to change the number or classification of directors of the Corporation shall be deemed to affect adversely and materially preferences or voting or other rights of the holder of such series.

XIII.Definitions.  For the purposes of this Division:

(a)Whenever reference is made to shares “ranking prior to” Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares, Noncumulative Shares or Voting Preferred Shares, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation,

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

dissolution or winding up of the affairs of the Corporation are given preference over the rights of the holders of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares, Noncumulative Shares or Voting Preferred Shares, as the case may be; and

(b)Whenever reference is made to shares “on a parity with” Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares, Noncumulative Shares or Voting Preferred Shares, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation rank equally (except as to the amounts fixed therefor) with the rights of the holders of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares, Noncumulative Shares or Voting Preferred Shares, as the case may be; and

(c)Whenever reference is made to shares “ranking junior to” Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares, Noncumulative Shares or Voting Preferred Shares, such reference shall mean and include all shares of the Corporation other than those defined under Subsections (a) and (b) of this Section as shares “ranking prior to” or “on a parity with” Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares, Noncumulative Shares or Voting Preferred Shares, as the case may be.

XIV.Restrictions on Transfer to Preserve Tax Benefit; Shares Subject to Redemption.

(a)Definitions.  For the purposes of this Item XIV of this Division A of this Article FOURTH, the following terms shall have the following meanings:

“Beneficial Ownership” shall mean ownership of Preferred Shares by a Person who would be treated as an owner of such Preferred Shares either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Constructive Ownership” shall mean ownership of Preferred Shares by a Person who would be treated as an owner of such Preferred Shares either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

“Excess Preferred Shares” shall mean any Preferred Shares (i) acquired or proposed to be acquired by any Person pursuant to a Transfer to the extent that, if effective, such Transfer would result in the transferee either Beneficially Owning Preferred Shares or Constructively Owning Preferred Shares in excess of the Ownership Limit, or (ii) which are the subject of a Transfer that, if effective, which would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code.

“Market Price” shall mean, with respect to any series of any class of Preferred Shares, the last reported sales price of such series reported on the New York Stock Exchange on the trading day immediately preceding the relevant date or, if shares of such series are not then traded on the New York Stock Exchange, the last reported sales price of shares of such series on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the shares of such series may be traded, or if shares of such series are not then traded over any exchange or quotation system, then the market price of shares of such series on the relevant date as determined in good faith by the Board of Directors of the Corporation.

“Ownership Limit” shall mean, with respect to each series of each class of Preferred Shares, 9.8% of the outstanding shares of such series.

“Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under

Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, an association, a private foundation within the meaning of Section 509(a) of the Code, a joint stock company, other entity or a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; provided, however, that a “person” does not mean an underwriter which participates in a public offering of Preferred Shares, for a period of 35 days following the purchase by such underwriter of such Preferred Shares.

“Preferred Shares” shall mean, collectively, Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares, Noncumulative Shares and Voting Preferred Shares.

“REIT” shall mean a Real Estate Investment Trust under Section 856 of the Code.

“Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Preferred Shares (including, without limitation, (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Preferred Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Preferred Shares), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

(b)Restrictions on Transfers.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(i)Except as provided in Section (i) of this Item XIV of this Division A of this Article FOURTH, no Person shall Beneficially Own or Constructively Own shares of any series of any class of Preferred Shares in excess of the Ownership Limit applicable to such series.

(ii)Except as provided in Section (i) of this Item XIV of this Division A of this Article FOURTH, any Transfer that, if effective, would result in any Person Beneficially Owning shares of any series of any class of Preferred Shares in excess of the Ownership Limit applicable to such series shall be void ab initio as to the Transfer of such Preferred Shares which would be otherwise Beneficially Owned by such Person in excess of such Ownership Limit, and the intended transferee shall acquire no rights in such Preferred Shares.

(iii)Except as provided in Section (i) of this Item XIV of this Division A of this Article FOURTH, any Transfer that, if effective, would result in any Person Constructively Owning shares of any series of any class of Preferred Shares in excess of the Ownership Limit applicable to such series shall be void ab initio as to the Transfer of such Preferred Shares which would be otherwise Constructively Owned by such Person in excess of such amount, and the intended transferee shall acquire no rights in such Preferred Shares.

(iv)Notwithstanding any other provisions contained in this Item XIV, any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the New York Stock Exchange) or other event that, if effective, would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT (including, but not limited to, a Transfer or other event that would result in the Corporation owning (directly or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirement of Section 856(c) of the Code) shall be void ab initio as to the Transfer of the Preferred Shares or other event which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code or would otherwise result in the Corporation failing to qualify as a REIT; and the intended transferee or owner or Constructive or Beneficial Owner shall acquire or retain no rights in such Preferred Shares.

(v)For purposes of construing the foregoing provisions, any attempt to transfer Preferred Shares in violation of the Ownership Limit applicable to the series of the class of such Preferred Shares (as such Ownership Limit may be modified by the Board of Directors pursuant to Section (h) of Item XIV) shall be construed as causing such Preferred Shares to be transferred by operation of law to the Corporation as trustee of a trust for the exclusive benefit of the person or persons to whom such Preferred Shares can ultimately be transferred without violating the Ownership Limit and any Excess Preferred Shares while held in such trust shall not have any voting rights, shall not be considered for purposes of any shareholder vote or for determining a quorum for such a vote, and shall not be entitled to any dividends or other distributions.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(c)Remedies for Breach.  If the Board of Directors or its designees shall at any time determine in good faith that a Transfer has taken place in violation of Section (b) of this Item XIV of this Division A of this Article FOURTH or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any Preferred Shares of the Corporation in violation of Section (b) of this Item XIV of this Division A of this Article FOURTH, or that any such Transfer, intended or attempted acquisition or acquisition would jeopardize the status of the Corporation as a REIT under the Code, the Board of Directors or its designees shall take such actions as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer and, in addition, exercising its rights under Section (d) of this Item XIV of this Division A of this Article FOURTH.

(d)Purchase Right in Excess Preferred Shares.  Beginning on the date of the occurrence of a Transfer which, if consummated, in the good faith judgment of the Board of Directors of the Corporation, could result in Excess Preferred Shares, the Excess Preferred Shares, subject to such transfer shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Preferred Shares (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation shall have the right to accept such offer for a period of 90 days after the later of (i) the date of such Transfer and (ii) if the Corporation does not receive a notice of such Transfer pursuant to Section (e) of this Item XIV of this Division A of this Article FOURTH, the date the Board of Directors determines in good faith that such Transfer has occurred.  Prompt payment of the purchase price shall be made in such reasonable manner as may be determined by the Corporation.  From and after the date fixed for purchase by the Corporation, and so long as payment of the purchase price for the Excess Preferred Shares to be so purchased shall have been made or duly provided for, the holder of any Excess Preferred Shares so called for purchase shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Excess Preferred Shares, excepting only the right to payment of the purchase price fixed as aforesaid.  Any dividend or distribution paid to a proposed transferee of Excess Preferred Shares prior to the discovery by the Corporation that the Excess Preferred Shares have been transferred in violation of Section (b) of this Item XIV of this Division A of this Article FOURTH shall be repaid to the Corporation upon demand.  If the foregoing provisions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee of such Excess Preferred Shares shall be deemed, at the option of the Corporation, to have acted as agent on behalf of the Corporation in acquiring such Excess Preferred Shares and to hold such Excess Preferred Shares on behalf of the Corporation.

(e)Notice of Restricted Transfer.  Any Person who acquires or attempts to acquire Preferred Shares or other securities in violation of subparagraph (b) of this Item XIV, or any Person who owns or will own Excess Preferred Shares as a result of an event under subparagraph (b) of this Item XIV, shall immediately give written notice to the

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Corporation’s status as a REIT.

(f)Owners Required to Provide Information.  From and after the date of the Initial Public Offering:

(i)every Beneficial Owner of more than 5.0% (or such other percentage, between 0.5% and 5.0%, as provided in the regulations promulgated pursuant to the Code) of the outstanding Preferred Shares of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and description of how such shares are held.  Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT.

(ii)each Person who is a Beneficial Owner or Constructive Owner of Preferred Shares and each Person (including the shareholder of record) who is holding Preferred Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT.

(g)Remedies Not Limited.  Nothing contained in this Division A of this Article FOURTH shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its shareholders by preservation of the Corporation’s status as a REIT.

(h)Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Item XIV of this Division A of this Article FOURTH, including any definition contained in Section (a) of this Item XIV, the Board of Directors shall have the power to determine the application of the provisions of this Item XIV with respect to any situation based on the facts known to it.

(1)Exceptions.

(i)Subject to Section (b)(iv) of this Item XIV of this Division A, the Board of Directors may exempt a Person from the Ownership Limit applicable to a series of a class of Preferred Shares if such Person is not an individual (other than pension plans described in Section 856(h)(3)) for purposes of Section 542(a)(2) of the Code if the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership of such Preferred Shares will violate the Ownership Limit, and agrees that any violation or attempted violation will result in such Preferred Shares in excess of the Ownership Limit being subject to repurchase by the Corporation as set forth in Section (d) of this Item XIV of this Division A of this Article FOURTH.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(ii)The Board of Directors may exempt a Person from the limitation on such Person Constructively Owning Preferred Shares in excess of the Ownership Limit applicable to a series of a class of such Preferred Shares if such Person does not own and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9.8% interest (as set forth in Section 856(d)(2)(B)) in a tenant of any real property owned or leased by the Corporation, if the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in such Preferred Shares in excess of the Ownership Limit being deemed to be Excess Preferred Shares and subject to repurchase by the Corporation as set forth in Section (d) of this Item XIV of this Division A of this Article FOURTH.

XV.Legend.  Each certificate for Preferred Shares shall bear the following legend:

“The Preferred Shares represented by this certificate are subject to restrictions on transfer for the purpose of the corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended.  Subject to certain provisions of the Corporation’s Articles of Incorporation, no Person may Beneficially Own or Constructively Own shares of any series of any class of Preferred Shares in excess of 9.8% of the outstanding Preferred Shares of such series.  Any Person who attempts to Beneficially Own or Constructively Own shares of any series of any class of Preferred Shares in excess of the above limitations must immediately notify the Corporation.  All capitalized terms in this legend have the meanings defined in the Corporation’s Articles of Incorporation, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests.  If the restrictions on transfer are violated, certain of the Preferred Shares represented hereby may be subject to repurchase by the Corporation on the terms and conditions set forth in the Corporation’s Articles of Incorporation.

XVI.The Voting Preferred Shares.  The Voting Preferred Shares shall have the following express terms:

Section 1.General.  The Voting Preferred Shares shall rank on a parity with the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares and shall be identical to all Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Noncumulative Shares except as set forth in the provisions of Sections 2 through 10, both inclusive, which provisions shall apply to all of the Voting Preferred Shares.

Section 2.Definitions.  For purposes of the Voting Preferred Shares, the following terms shall have the meanings indicated:

“Board of Directors” shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

with respect to the Voting Preferred Shares; provided that, for purposes of paragraph (a) of Section 8, the term “Board of Directors” shall not include any such committee.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Dividend Payment Date” shall mean March 31, June 30, September 30 and December 31 of each year; provided, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment payable on such Dividend Payment Date shall be paid on the Business Day immediately following such Dividend Payment Date and no interest shall accrue on such dividend from such Dividend Payment Date to the date such dividend is paid.

“Dividend Periods” shall mean each quarterly dividend period commencing on and including March 31, June 30, September 30 and December 31 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period, other than the Dividend Period during which any Voting Preferred Shares shall be redeemed pursuant to Section 5, which shall end on and include the Redemption Date with respect to the Voting Preferred Shares being redeemed.

“Event” shall have the meaning set forth in paragraph (b) (i) of Section 8.

“Liquidation Preference” shall have the meaning set forth in paragraph (a) of Section 4. “REIT” shall mean a Real Estate Investment Trust under Section 856 of the Code.

“set apart for payment” shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of capital stock of the Corporation; provided, however, that if any funds for any class or series of shares ranking junior to the Voting Preferred Shares or any class or series of shares ranking on a parity with the Voting Preferred Shares are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then “set apart for payment” with respect to the Voting Preferred Shares shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

Section 3.Dividends.  (a)  The holders of Voting Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for that purpose, cumulative dividends payable in cash in an amount per Voting Preferred Share equal to $2.3438 per annum (equivalent to 9 3/8% of the per share Liquidation Preference per annum).  Such dividends shall be cumulative from the first day of the Dividend Period in which the Closing Date (as defined in that certain Agreement and Plan of Merger dated as of October 4,

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

2002 by and among the Corporation, JDN Realty Corporation and DDR Transitory Sub, Inc.) shall occur, whether or not in any Dividend Period or Periods such dividends shall be declared or there shall be funds of the Corporation legally available for the payment of such dividends, and shall be payable quarterly in arrears on each Dividend Payment Date.  Each such dividend shall be payable in arrears to the holders of record of the Voting Preferred Shares, as they appear on the stock records of the Corporation at the close of business on the fifteenth day of the calendar month in which the applicable Dividend Payment Date falls on or such other date designated by the Board of Directors for the payment of dividends that is not more than 45 nor less than 10 days prior to such Dividend Payment Date, as the case may be, immediately preceding such Dividend Payment Date.  No dividends on the Voting Preferred Shares shall be declared by the Board of Directors or be paid or set apart for payment by the Corporation at such time as any agreement of the Corporation, including any agreement relating to the Corporation’s indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration, payment or setting apart for payment shall be restricted or prohibited by law.  Accumulated, accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, which date shall not precede by more than 45 days the payment date thereof, as may be fixed by the Board of Directors.

(b)Any dividend payable on the Voting Preferred Shares for any partial dividend period shall be computed ratably on the basis of twelve 30-day months and a 360-day year.  Holders of Voting Preferred Shares shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Voting Preferred Shares.  No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Voting Preferred Shares that may be in arrears.  Any dividend payment made on the Voting Preferred Shares shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

(c)If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the total distributions (as determined for federal income tax purposes) paid or made available for the year to holders of all classes of capital stock (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocable to holders of Voting Preferred Shares shall be in the same proportion that the Total Dividends paid or made available to the holders of Voting Preferred Shares for the year bears to the Total Dividends.  If, for any taxable year, the Corporation elects, as provided in Section 857(b)(3)(D) of the Code, to designate as “undistributed capital gains” any portion of the Corporation’s total net capital gains for the taxable year, then such undistributed capital gains shall be allocated between the holders of the Voting Preferred Shares and the holders of other classes or series of capital stock of the Corporation in a manner that is consistent with such allocations being considered other than a “preferential dividend” within the meaning of Section 562(c) of the Code.

(d)So long as any of the Voting Preferred Shares are outstanding, except as described in the immediately following sentence, no dividends shall be declared or paid

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

or set apart for payment by the Corporation and no other distribution of cash or other property shall be declared or made, directly or indirectly, by the Corporation with respect to any shares ranking on a parity unless, in each case, dividends equal to the full amount of accumulated, accrued and unpaid dividends on all outstanding Voting Preferred Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment of such dividends on the Voting Preferred Shares for all Dividend Periods ending on or prior to the date such dividend or distribution is declared, paid, set apart for payment or made, as the case may be, with respect to such shares ranking on a parity.  When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon the Voting Preferred Shares and all dividends declared upon any shares ranking on a parity shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Voting Preferred Shares and accumulated, accrued and unpaid on such shares ranking on a parity.

(e)So long as any of the Voting Preferred Shares are outstanding, no dividends (other than dividends or distributions paid in shares, or options, warrants or rights to subscribe for or purchase shares, ranking junior to the Voting Preferred Shares) shall be declared or paid or set apart for payment by the Corporation and no other distribution of cash or other property shall be declared or made, directly or indirectly, by the Corporation with respect to any shares ranking junior to the Voting Preferred Shares, nor shall any shares ranking junior to the Voting Preferred Shares be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Shares made for purposes of an employee incentive, benefit or stock purchase plan of the Corporation or any subsidiary) for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any shares of any such stock), directly or indirectly, by the Corporation (except by conversion into or exchange for shares, or options, warrants or rights to subscribe for or purchase shares, ranking junior to the Voting Preferred Shares), nor shall any other cash or other property otherwise be paid or distributed to or for the benefit of any holder of shares ranking junior to the Voting Preferred Shares in respect thereof, directly or indirectly, by the Corporation unless, in each case, dividends equal to the full amount of all accumulated, accrued and unpaid dividends on all outstanding Voting Preferred Shares have been declared and paid, or such dividends have been declared and a sum sufficient for the payment thereof has been set apart for such payment, on all outstanding Voting Preferred Shares for all Dividend Periods ending on or prior to the date such dividend or distribution is declared, paid, set apart for payment or made with respect to such shares ranking junior to the Voting Preferred Shares, or the date such shares ranking junior to the Voting Preferred Shares are redeemed, purchased or otherwise acquired or monies paid to or made available for any sinking fund for such redemption, or the date any such cash or other property is paid or distributed to or for the benefit of any holders of shares ranking junior to the Voting Preferred Shares in respect thereof, as the case may be.

(f)In determining the extent to which a distribution with respect to the Voting Preferred Shares constitutes a dividend for tax purposes, the earnings and profits of the Corporation will be allocated, on a pro rata basis, in accordance with the ranking of the

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

class of capital stock or series of capital stock, constituting a class within the meaning of Code Section 562(c), of the Corporation, as described in Section 7.

Notwithstanding the provisions of this Section 3, the Corporation shall not be prohibited from (i) declaring or paying or setting apart for payment any dividend or distribution on any shares ranking junior to or on a parity with the Voting Preferred Shares or (ii) redeeming, purchasing or otherwise acquiring any shares ranking junior to or on a parity with the Voting Preferred Shares, in each case, if such declaration, payment, redemption, purchase or other acquisition is necessary in order to assist in maintaining the continued qualification of the Corporation as a REIT under Section 856 of the Code.

Section 4.Liquidation Preference.  (a)  In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution by the Corporation (whether of capital, surplus or otherwise) shall be made to or set apart for the holders of shares ranking junior to the Voting Preferred Shares, the holders of Voting Preferred Shares shall be entitled to receive Twenty-Five Dollars ($25.00) per Voting Preferred Share (the “Liquidation Preference”), plus an amount equal to all dividends accumulated, accrued and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment.  Until the holders of the Voting Preferred Shares have been paid the Liquidation Preference in full, plus an amount equal to all dividends accumulated, accrued and unpaid thereon to the date of final distribution to such holders, no payment will be made to any holder of shares ranking junior to the Voting Preferred Shares upon the liquidation, dissolution or winding up of the Corporation.  If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Voting Preferred Shares shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares ranking on a parity with the Voting Preferred Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of Voting Preferred Shares and any such other shares ranking on a parity with the Voting Preferred Shares ratably in the same proportion as the respective amounts that would be payable on such Voting Preferred Shares and any such other shares ranking on a parity with the Voting Preferred Shares if all amounts payable thereon were paid in full.  For the purposes of this Section 4, (i) a consolidation or merger of the Corporation with or into one or more other entities, (ii) a sale, lease, transfer or conveyance of all or substantially all of the Corporation’s assets, or (iii) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

(b)Upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Voting Preferred Shares and any shares ranking on a parity with the Voting Preferred Shares, as provided in this Section 4, any other shares ranking junior to the Voting Preferred Shares shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Voting Preferred Shares and any shares ranking on a parity with the Voting Preferred Shares shall not be entitled to share therein.

Section 5.Redemption at the Option of the Corporation.  (a)  Shares of Voting Preferred Shares shall not be redeemable by the Corporation prior to September 15, 2003.  On

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

and after September 15, 2003, the Corporation, at its option, may redeem Voting Preferred Shares, in whole or from time to time in part, at a redemption price payable in cash equal to $25.00 per share, plus all accumulated, accrued and unpaid dividends to the date fixed for redemption (the “Redemption Date”); provided, however, that in the event of a redemption of Voting Preferred Shares, if the Redemption Date occurs after a dividend record date and on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such shares called for redemption shall be payable on such Dividend Payment Date to the holders of record at the close of business on such dividend record date, and shall not be payable as part of the redemption price for such shares.  In connection with any redemption pursuant to this Section 5(a), the redemption price of the Voting Preferred Shares (other than any portion thereof consisting of accumulated, accrued and unpaid dividends) shall be payable solely with the proceeds from the sale by the Corporation of other capital shares of the Corporation (whether or not such sale occurs concurrently with such redemption).  For purposes of the preceding sentence, “capital shares” means any common shares, preferred shares, depositary shares, participations or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable at the option of the holder for equity securities (unless and to the extent such debt securities are subsequently converted into capital shares)) or options to purchase any of the foregoing of or in the Corporation.

(b)The Redemption Date shall be selected by the Corporation, shall be specified in the notice of redemption and shall be not less than 30 days nor more than 60 days after the date notice of redemption is sent by the Corporation.

(c)If full cumulative dividends on all outstanding Voting Preferred Shares have not been declared and paid, or declared and set apart for payment, no Voting Preferred Shares may be redeemed unless all outstanding Voting Preferred Shares are simultaneously redeemed, and neither the Corporation nor any affiliate of the Corporation may purchase or acquire Voting Preferred Shares other than pursuant to a purchase or exchange offer made on the same terms to all holders of Voting Preferred Shares.

(d)If the Corporation shall redeem Voting Preferred Shares pursuant to paragraph (a) of this Section 5, notice of such redemption shall be given to each holder of record of the shares to be redeemed.  Such notice shall be provided by first class mail, postage prepaid, at such holder’s address as the same appears on the stock records of the Corporation.  Neither the failure to mail any notice required by this paragraph (d), nor any defect therein or in the mailing thereof to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each such notice shall state, as appropriate: (1) the Redemption Date; (2) the number of Voting Preferred Shares to be redeemed and, if fewer than all such shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the place or places at which certificates for such shares are to be surrendered for cash; and (4) the redemption price payable on such Redemption Date, including, without limitation, a statement as to whether or not accumulated, accrued and unpaid dividends will be (x) payable as part of the redemption

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

price, or (y) payable on the next Dividend Payment Date to the record holder at the close of business on the relevant record date as described in the next succeeding sentence.

Notice having been mailed as aforesaid, from and after the Redemption Date (unless the Corporation shall fail to make available the amount of cash necessary to effect such redemption), (i) dividends on the Voting Preferred Shares so called for redemption shall cease to accumulate or accrue on the Voting Preferred Shares called for redemption, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Voting Preferred Shares of the Corporation shall cease except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required; provided, however, that if the Redemption Date for any Voting Preferred Shares occurs after any dividend record date and on or prior to the related Dividend Payment Date, the full dividend payable on such Dividend Payment Date in respect of such Voting Preferred Shares called for redemption shall be payable on such Dividend Payment Date to the holders of record of such shares at the close of business on the corresponding dividend record date notwithstanding the prior redemption of such shares.  The Corporation’s obligation to make available the redemption price in accordance with the preceding sentence shall be deemed fulfilled if, on or before the applicable Redemption Date, the Corporation shall irrevocably deposit in trust with a bank or trust company (which may not be an affiliate of the Corporation) that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, such amount of cash as is necessary for such redemption plus, if such Redemption Date occurs after any dividend record date and on or prior to the related Dividend Payment Date, such amount of cash as is necessary to pay the dividend payable on such Dividend Payment Date in respect of such Voting Preferred Shares called for redemption, with irrevocable instructions that such cash be applied to the redemption of the Voting Preferred Shares so called for redemption and, if applicable, the payment of such dividend.  No interest shall accrue for the benefit of the holders of Voting Preferred Shares to be redeemed on any cash so set aside by the Corporation.  Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Redemption Date shall revert to the general funds of the Corporation, after which reversion the holders of Voting Preferred Shares so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

As promptly as practicable after the surrender in accordance with such notice of the certificates for any such Voting Preferred Shares to be so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such certificates shall be exchanged for cash (without interest thereon) for which such shares have been redeemed in accordance with such notice.  If fewer than all the outstanding Voting Preferred Shares are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding Voting Preferred Shares not previously called for redemption by lot or, with respect to the number of Voting Preferred Shares held of record by each holder of such shares, pro rata (as nearly as may be) or by any other method as may be determined by the Board of Directors in its discretion to be equitable.  If fewer than all the shares of Voting Preferred Shares represented by any certificate are redeemed, then a new certificate representing the unredeemed shares shall be issued without cost to the holders thereof.

Section 6.Status of Reacquired Shares.  All Voting Preferred Shares which shall have been issued and reacquired in any manner by the Corporation shall be deemed retired.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Section 7.Ranking.  The Voting Preferred Shares rank prior to, on a parity with, or junior to other shares of capital stock of the Corporation in accordance with Item XIII of this Division A.

Section 8.Voting.  (a) If and whenever six quarterly dividends (whether or not consecutive) payable on the Voting Preferred Shares or any series or class of shares ranking on a parity with the Voting Preferred Shares shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), the number of directors then constituting the Board of Directors shall be increased by two (if not already increased by reason of similar types of provisions with respect to shares ranking on a parity with the Voting Preferred Shares of any other class or series which is entitled to similar voting rights (the “Arrearage Voting Preferred Shares”)) and the holders of Voting Preferred Shares, together with the holders of shares of all other Arrearage Voting Preferred Shares then entitled to exercise similar voting rights, voting as a single class regardless of class or series, shall be entitled to elect the two additional directors to serve on the Board of Directors at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of the Voting Preferred Shares and the Arrearage Voting Preferred Shares called as hereinafter provided.  Whenever all arrearages in dividends on the Voting Preferred Shares and the Arrearage Voting Preferred Shares then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been declared and paid, or declared and set apart for payment, then the right of the holders of the Voting Preferred Shares and the Arrearage Voting Preferred Shares to elect such additional two directors shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages), and the terms of office of all persons elected as directors by the holders of the Voting Preferred Shares and the Arrearage Voting Preferred Shares shall forthwith terminate and the number of directors constituting the Board of Directors shall be reduced accordingly.  At any time after such voting power shall have been so vested in the holders of Voting Preferred Shares and the Arrearage Voting Preferred Shares, if applicable, the Secretary of the Corporation may, and upon the written request of any holder of at least ten percent (10%) of Voting Preferred Shares (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Voting Preferred Shares and of the Arrearage Voting Preferred Shares for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Code of Regulations of the Corporation for a special meeting of the shareholders or as required by law.  If any such special meeting required to be called as above provided shall not be called by the Secretary within 20 days after receipt of any such request, then any holder of Voting Preferred Shares may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation.  The directors elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided.  If any vacancy shall occur among the directors elected by the holders of the Voting Preferred Shares and the Arrearage Voting Preferred Shares, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining director elected by the holders of the Voting Preferred Shares and the Arrearage Voting Preferred Shares or the successor of such remaining director, to serve until the next annual meeting of the shareholders or special meeting held in place thereof if such office shall not have previously terminated as provided above.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(b)So long as any Voting Preferred Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Amended and Restated Articles of Incorporation of the Corporation, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of the Voting Preferred Shares voting as a single class with the holders of all other classes or series of shares ranking on a parity with the Voting Preferred Shares entitled to vote on such matters, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i)Any amendment, alteration or repeal of any of the provisions of, or the addition of any provision to, the Amended and Restated Articles of Incorporation or the Code of Regulations of the Corporation, whether by merger, consolidation or otherwise (an “Event”), that materially adversely affects the voting powers, rights or preferences of the holders of the Voting Preferred Shares; provided, however, that the amendment of the provisions of the Amended and Restated Articles of Incorporation (A) so as to authorize or create, or to increase the authorized amount of, or issue, any shares ranking junior to the Voting Preferred Shares or any shares of any class or series of shares ranking on a parity with the Voting Preferred Shares or (B) with respect to the occurrence of any Event, so long as the Voting Preferred Shares remains outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of the Event, the Corporation may not be the surviving entity, shall not in either case be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Voting Preferred Shares; or

(ii)The authorization, creation of, increase in the authorized amount of, or issuance of any shares of any class or series of shares ranking prior to the Voting Preferred Shares or any security convertible into shares of any class or series of shares ranking prior to the Voting Preferred Shares (whether or not such class or series of shares ranking prior to the Voting Preferred Shares is currently authorized); provided, however, that no such vote of the holders of Voting Preferred Shares shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares ranking prior to the Voting Preferred Shares or convertible or exchangeable security is to be made, as the case may be, provision is made for the redemption of all shares of Voting Preferred Shares at the time outstanding to the extent such redemption is authorized by Section 5.

(c)In addition to the foregoing, the holders of Voting Preferred Shares shall be entitled to vote on all matters (for which holders of Common Shares shall be entitled to vote thereon) at all meetings of the shareholders of the Corporation, and shall be entitled to one vote for each Voting Preferred Share entitled to vote at such meeting.

Section 9.Record Holders.  The Corporation and its transfer agent may deem and treat the record holder of any Voting Preferred Shares as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Section 10.Restrictions on Ownership and Transfers.  The Voting Preferred Shares are subject to the provisions of Article XIV of this Division A pertaining to restrictions on ownership and transfers, including without limitation the provisions relative to Excess Preferred Shares (as defined in Item XIV).

DIVISION B

Subject to the terms of the Cumulative Shares and the Noncumulative Preferred Shares, the Common Shares shall have the following express terms:

Section 1.Dividend Rights.  The holders of Common Shares shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of the assets of the Corporation which are by law available therefor, dividends or distributions payable in cash, in property or in securities of the Corporation.

Section 2.Rights Upon Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of the assets of the Corporation available for distribution to its shareholders as the number of Common Shares held by such holder bears to the total number of Common Shares then outstanding.

Section 3.Voting Rights.  The holders of Common Shares shall be entitled to vote on all matters (for which holders of Common Shares shall be entitled to vote thereon) at all meetings of the shareholders of the Corporation, and shall be entitled to one vote for each Common Share entitled to vote at such meeting.

Section 4.Restrictions on Transfer to Preserve Tax Benefit; Common Shares Subject to Redemption.

(a)Definitions.  For the purposes of this Section 4 of this Division B of this Article FOURTH, the following terms shall have the following meanings:

“Beneficial Ownership” shall mean ownership of Common Shares by a Person who would be treated as an owner of such Common Shares either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)

(B)	of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“Beneficiary” shall mean, with respect to any Trust, one or more organizations described in Section 501(c)(3) of the Code (contributions to which must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code which are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of Section 7(a) of this Division B of this Article FOURTH.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

“Constructive Ownership” shall mean ownership of Common Shares by a Person who would be treated as an owner of such Common Shares either directly or Constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“Effective Date” shall mean May 8, 2009.

“Exempt Holder” shall mean, collectively, (i) Professor Werner Otto, his wife Maren Otto and/or all descendants of Professor Werner Otto (illegitimate descendants only if they have obtained the status of a legitimate descendant by legitimation or adoption by Professor Werner Otto or one of his legitimate descendants, or if they are children of a female legitimate descendant of Professor Werner Otto), (ii) any trust or any family foundation that has exclusively been established in favor of one or several of the individuals named under (i) above, and (iii) any partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity, in which the individuals or entities named under (i) and (ii) hold (either directly or indirectly) more than 50% of the voting rights or more than 50% of the equity capital of such any such partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity.

“Exempt Holder Limit” shall initially mean 29.8% of the outstanding Common Shares of the Corporation, and after any adjustment pursuant to Section (4)(i)(i) of this Division B of this Article FOURTH, shall mean such percentage of the outstanding Common Shares as so adjusted.

“Existing Holder” shall mean, collectively, Iris Wolstein and/or all descendants of Iris Wolstein, including, without limitation, Scott A. Wolstein, (ii) any trust or any family foundation that has exclusively been established in favor of one or several of the individuals named under (i) above, and (iii) any partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity, in which the individuals or entities named under (i) and (ii) hold (either directly or indirectly) more than 50% of the voting rights as well as more than 50% of the equity capital of such any such partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity.

“Existing Holder Limit” shall initially mean 5.1% of the outstanding Common Shares of the Corporation, and after any adjustment pursuant to Section 4(i)(ii) of this Division B of this Article FOURTH, shall mean such percentage of the outstanding Common Shares as so adjusted.  “Market Price” shall mean the last reported sales price of Common Shares reported on the New York Stock Exchange on the trading day immediately preceding the relevant date or, if the Common Shares are not then traded on the New York Stock Exchange, the last reported sales price of the Common Shares on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Shares may be traded, or if the Common Shares are not then traded over any exchange or quotation system, then the market price of the Common Shares on the relevant date as determined in good faith by the Board of Directors of the Corporation.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

“Non-Transfer Event” shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own Common Shares in excess of the Ownership Limit (in the case of any Person other than the Exempt Holder) or the Exempt Holder Limit (in the case of the Exempt Holder), including, but not limited to, the acquisition, directly or indirectly, of any Person that Beneficially Owns or Constructively Owns Common Shares.

“Non-U.S. Person” shall mean a Person other than a U.S. Person.

“Ownership Limit” shall initially mean 5.0% of the outstanding Common Shares of the Corporation , and after any adjustment pursuant to Section (4)(j) of this Division B of this Article FOURTH, shall mean such percentage of the outstanding Common Shares as so adjusted.

“Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, an association, a private foundation within the meaning of Section 509(a) of the Code, a joint stock company, other entity or a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; provided, however, that a “Person” does not mean an underwriter which participates in a public offering of the Common Shares, for a period of 35 days following the purchase by such underwriter of the Common Shares.

“Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of Section 4(c) of this Division B of this Article FOURTH, would own record title to Common Shares.

“REIT” shall mean a real estate investment trust within the meaning of Section 856 of the Code.

“Related Party Limit” shall mean 9.8% of the outstanding Common Shares of the Corporation.

“Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Common Shares (including, without limitation, (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Common Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Common Shares), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

“Trust” shall mean any separate trust created pursuant to Section 4(c) of this Division B of this Article FOURTH and administered in accordance with the terms of Section 7 of this Division B of this Article FOURTH, for the exclusive benefit of any Beneficiary.

“Trustee” shall mean any person or entity unaffiliated with both the Corporation and any Prohibited Owner, such Trustee to be designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof.

“U.S. Person” shall mean (i) a citizen or resident of the United States, (ii) a partnership created or organized in the United States or under the laws of the United States or any state

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

therein (including the District of Columbia), (iii) a corporation created or organized in the United States or under the laws of the United States or any state therein (including the District of Columbia), and (iv) any estate or trust (other than a foreign estate or foreign trust, within the meaning of Section 7701(a)(31) of the Code).

(b)Restrictions on Transfers.

(i)Except as provided in Section 4(l) of this Division B of this Article FOURTH, from and after the date of the Initial Public Offering, (A) no Person (other than the Exempt Holder and the Existing Holder) shall Beneficially Own Common Shares in excess of the Ownership Limit, (B) the Exempt Holder shall not Beneficially Own Common Shares in excess of the Exempt Holder Limit and (C) the Existing Holder shall not Beneficially Own Common Shares in excess of the Existing Holder Limit.

(ii)Except as provided in Section 4(l) of this Division B of this Article FOURTH, any Transfer that, if effective, would result in any Person (other than the Exempt Holder or the Existing Holder) Beneficially Owning Common Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Common Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit, and the intended transferee shall acquire no rights in such Common Shares.

(iii)Except as provided in Section 4(l) of this Division B of this Article FOURTH, any Transfer that, if effective, would result in the Exempt Holder Beneficially Owning Common Shares in excess of the Exempt Holder Limit shall be void ab initio as to the Transfer of such Common Shares which would be otherwise Beneficially Owned by the Exempt Holder in excess of the Exempt Holder Limit, and the Exempt Holder shall acquire no rights in such Common Shares.

(iv)Except as provided in Section 4(l) of this Division B of this Article FOURTH, any Transfer that, if effective, would result in the Existing Holder Beneficially Owning Common Shares in excess of the Existing Holder Limit shall be void ab initio as to the Transfer of such Common Shares which would be otherwise Beneficially Owned by the Existing Holder in excess of the Existing Holder Limit, and the Existing Holder shall acquire no rights in such Common Shares.

(v)Except as provided in Section 4(l) of this Division B of this Article FOURTH, any Transfer that, if effective, would result in any Person Constructively Owning Common Shares in excess of the Related Party Limit shall be void ab initio as to the Transfer of such Common Shares which would be otherwise Constructively Owned by such Person in excess of such amount, and the intended transferee shall acquire no rights in such Common Shares.

(vi)Except as provided in Section 4(l) of this Division B of this Article FOURTH, any Transfer that, if effective, would result in the Common Shares being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such Common Shares which

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

would be otherwise beneficially owned by the transferee, and the intended transferee shall acquire no rights in such Common Shares.

(vii)Any Transfer that, if effective, would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of the Common Shares which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such Common Shares.

(viii)No Person shall acquire Beneficial Ownership of any Common Shares after the Effective Date if, as a result of such acquisition of Beneficial Ownership, the fair market value of the Common Shares owned directly and indirectly by Non-U.S. Persons for purposes of Section 897(h)(4)(B) of the Code would comprise 49% or more of the fair market value of the issued and outstanding Common Shares.

(c)Transfers in Trust.

(i)If, notwithstanding the other provisions contained in this Division B of this Article FOURTH, there is a purported Transfer or Non-Transfer Event such that any Person would Beneficially Own Common Shares in excess of (A) the Ownership Limit (in the case of any Person other than the Exempt Holder or the Existing Holder), (B) the Exempt Holder Limit (in the case of the Exempt Holder), or (C) the Existing Holder Limit (in the case of the Existing Holder), then, (1) except as otherwise provided in Section 4(l) of this Division B of this Article FOURTH, the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding record title to the Common Shares Beneficially Owned by such Beneficial Owner, shall cease to own any right or interest) in such number of Common Shares which would cause such Beneficial Owner to Beneficially Own Common Shares in excess of the Ownership Limit, the Exempt Holder Limit or the Existing Holder Limit, as the case may be, and (2) such number of Common Shares in excess of the Ownership

Limit, the Exempt Holder Limit or the Existing Holder Limit (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with Section 7 of this Division B of this Article FOURTH, transferred automatically and by operation of law to a Trust. Such transfer to a Trust and the designation of the shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be.

(ii)If, notwithstanding the other provisions contained in this Division B of this Article FOURTH, there is a purported Transfer or Non-Transfer Event such that any Person would Constructively Own Common Shares in excess of the Related Party Limit, then, (A) except as otherwise provided in Section 4(l) of this Division B of this Article FOURTH, the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding record title to the Common Shares Constructively Owned by such Constructive Owner, shall cease to own any right or interest) in such number of Common Shares which would cause such Constructive Owner to Constructively Own Common Shares in excess of the Related

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Party Limit, and (B) such number of Common Shares in excess of the Related Party Limit (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with Section 7 of this Division B of this Article FOURTH, transferred automatically and by operation of law to a Trust.  Such transfer to a Trust and the designation of the shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be.

(iii)If, notwithstanding the other provisions contained in this Article FOURTH, there is a purported Transfer or Non- Transfer Event that, if effective, would cause the Corporation to become “closely held” within the meaning of Section 856(h) of the Code, then (A) the purported transferee shall not acquire any right or interest (or, in the case of a Non-Transfer Event, the person holding record title of the Common Shares with respect to which such Non-Transfer Event occurred, shall cease to own any right or interest) in such number of Common Shares, the ownership of which by such purported transferee or record holder would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code, and (B) such number of Common Shares (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of Section 7 of this Division B of this Article FOURTH, transferred automatically and by operation of law to a Trust.  Such transfer to a Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

(d)Remedies for Breach.  If the Board of Directors or its designees shall at any time determine in good faith that a Transfer has taken place in violation of Section 4(b) of this Division B of this Article FOURTH or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any Common Shares of the Corporation in violation of Section 4(b) of this Division B of this Article FOURTH, or that any such Transfer, intended or attempted acquisition or acquisition would jeopardize the status of the Corporation as a REIT under the Code, the Board of Directors or its designees shall take such actions as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer.

(e)Notice of Restricted Transfer.  Any Person who acquires or intends to acquire shares in violation of Section 4(b) of this Division B of this Article FOURTH, or any Person who owned Common Shares that were transferred to a Trust pursuant to the provisions of Section 4(c) of this Division B of this Article FOURTH, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer, intended Transfer or Non-Transfer Event, as the case may be, on the Corporation’s status as a REIT.

(f)Owners Required to Provide Information.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(i)Every Beneficial Owner of more than 5.0% (or such other percentage provided in the regulations promulgated pursuant to the Code) of the outstanding Common Shares of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and description of how such shares are held.  Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT.

(ii)Each Person who is a Beneficial Owner or Constructive Owner of Common Shares and each Person (including the shareholder of record) who is holding Common Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT.

(iii)Each Person who is a Beneficial or Constructive Owner of Common Shares and each Person (including the shareholder of record) who is holding Common Shares for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may require, in good faith, in order to determine the Trust’s status as a REIT or a “domestically controlled qualified investment entity” (within the meaning of Section 897(h)(4)(B) of the Code) and to comply with the requirements of any taxing authority or to determine such compliance.

(g)Remedies Not Limited.  Nothing contained in this Division B of this Article FOURTH shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its shareholders by preservation of the Corporation’s status as a REIT.

(h)Ambiguity.  In the case of an ambiguity in the application of any of the provisions of Section 4 of this Division B of this Article FOURTH, including any definition contained in Section 4(a), the Board of Directors shall have the power to determine the application of the provisions of this Section 4 with respect to any situation based on the facts known to it.

(i)Modification of Exempt Holder Limit and Existing Holder Limit.

(i)Subject to the limitations provided in Section 4(k) of this Division B of this Article FOURTH, the Board of Directors may reduce the Exempt Holder Limit if:  (A) based on the annual written notice delivered to the Corporation pursuant to Section 4(f)(i) of this Division B of this Article FOURTH, the Beneficial Ownership of the Exempt Holder is less than 17.5% of the outstanding Common Shares, then the Board of Directors may reduce the Exempt Holder Limit to 17.5%; (B) based on the annual written notice delivered to the Corporation pursuant to Section 4(f)(i) of this Division B of this Article FOURTH, the Beneficial Ownership of the Exempt Holder is 7.5% or less of the outstanding Common Shares, then the Board of Directors may reduce the Exempt Holder Limit to 7.5%; or (C) after the Exempt Holder Limit has been reduced to 7.5%, the Board of Directors may further reduce the Exempt Holder Limit to reflect the

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

Beneficial Ownership of the Exempt Holder as set forth on the annual written notice delivered to the Corporation pursuant to Section 4(f)(i) of this Division B of this Article FOURTH.

(ii)Subject to the limitations provided in Section 4(k), this Division B of this Article FOURTH, the Board of Directors may increase the Existing Holder Limit if the Board of Directors reduces the Exempt Holder Limit pursuant to Section 4(i)(i) of this Division B of this Article FOURTH.

(j)Modification of Ownership Limit.  Subject to the limitations provided in Section 4(k) of this Division B of this Article FOURTH, the Board of Directors may from time to time increase the Ownership Limit.

(k)Limitations on Modifications.  Notwithstanding any other provision of this Division B of this Article FOURTH:

(i)Neither the Ownership Limit nor the Existing Holder Limit may be increased if, after giving effect to such increase, five Beneficial Owners of Common Shares (including the Exempt Holder and the Existing Holder) could Beneficially Own, in the aggregate, more than 49.9% of the outstanding Common Shares.

(ii)Prior to the modification of any Exempt Holder Limit, Existing Holder Limit or Ownership Limit pursuant to Section 4(i) or Section 4(j) of this Division B of this Article FOURTH, the Board of Directors of the Corporation may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.

(iii)The Exempt Holder Limit shall not be reduced to a percentage which is less than the Ownership Limit.

(iv)The Related Party Limit may not be increased to a percentage which is greater than 9.8%.

(l)Exceptions.

(i)The Board of Directors, with a ruling from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the Ownership Limit, the Exempt Holder Limit or the Existing Holder Limit, as the case may be, if such Person is not an individual for purposes of Section 542(a)(2) of the Code and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership of such Common Shares will violate the Ownership Limit, the Exempt Holder Limit or the Existing Holder Limit, as the case may be, and agrees that any violation or attempted violation will result in such Common Shares in excess of the Ownership Limit, the Exempt Holder Limit or the Existing Holder Limit, as applicable, being transferred to a Trust in accordance with Section 4(c) of this Division B of this Article FOURTH.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(ii)The Board of Directors, with a ruling from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the limitation on such Person Constructively Owning Common Shares in excess of the Related Party Limit if such Person does not own and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9.9% interest (as set forth in Section 856(d)(2)(B) in a tenant of any real property owned or leased by the Corporation, and the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in such Common Shares in excess of 9.8% being transferred to a Trust in accordance with Section 4(c) of this Division B of this Article FOURTH.

(iii)The Board of Directors may exempt the Exempt Holder, and any Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder, from the limitation on the Exempt Holder (or such other Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder) Constructively Owning Common Shares in excess of the Related Party Limit in its sole discretion based on the facts and circumstances existing at the time of such proposed exemption and the information provided by the Exempt Holder, including, without limitation, information regarding a tenant of any real property owned or leased by the Corporation, of which tenant the Exempt Holder (or such other Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder) owns, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code).  As a condition to the granting of any such exemption, the Corporation may require that the Exempt Holder provide representations and undertakings as are reasonably necessary to ascertain information regarding the ownership by the Exempt Holder (or such other Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder) of any interest in a tenant of any real property owned or leased by the Corporation and may impose conditions upon any such exemption as the Board of Directors deems necessary or advisable in order to determine or ensure the Corporation’s status as a REIT, including that any exemption may terminate upon any violation or attempted violation of any such representations, undertakings, conditions or other terms of any agreement between the Company and the Exempt Holder.  If, upon any termination of an exemption granted under this Section 4(l)(iii) of this Division B of this Article FOURTH, the Exempt Holder (or such other Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder) would Constructively Own Common Shares in excess of the Related Party Limit, then the number of Common Shares actually owned by the Exempt Holder (and such other Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder) in excess of the Related Party Limit will be transferred to a Trust in accordance with Section 4(c) of this Division B of this Article FOURTH such that the Exempt Holder (and such other Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder) will not Constructively Own Common Shares in excess of the Related Party Limit.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(iv)The Exempt Holder will not be deemed to have violated the Exempt Holder Limit if the Exempt Holder’s Beneficial Ownership in excess of the Exempt Holder Limit is solely the result of (A) a stock dividend, stock split or similar transaction effected by the Corporation in which all holders of Common Shares are treated equally or (B) a reduction in the number of Common Shares outstanding, unless and until, in case of either clause (A) or (B) above, such time as the Exempt Holder thereafter becomes the Beneficial Owner of any additional Common Shares (other than as a result of a stock dividend, stock split or similar transaction effected by the Corporation in which all holders of Common Shares are treated equally).  In addition, the

Board of Directors may exempt the Exempt Holder from the Exempt Holder Limit should it determine that the Beneficial Ownership of the Exempt Holder does not result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code; provided, however, that notwithstanding the foregoing, this paragraph (iv) shall not be interpreted as a waiver of, or exemption from, the restriction in Section 4(b)(vi).

Section 5.Legend.  Each certificate for Common Shares shall bear the following legend:

“The Common Shares represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended.  Subject to certain provisions of the Corporation’s Articles of Incorporation, no Person may Beneficially Own Common Shares in excess of 5.0% of the outstanding Common Shares of the Corporation (unless such Person is an Exempt Holder or an Existing Holder), no Person may Constructively Own Common Shares in excess of 9.8% of the outstanding Common Shares of the Corporation and no Person may acquire Beneficial Ownership of any Common Shares after the Effective Date if, as a result of such acquisition, the fair market value of the Shares owned directly and indirectly by Non-U.S. Persons would comprise more than 49% of the fair market value of the issued and outstanding Common Shares.  Any Person who attempts to Beneficially Own or Constructively Own Common Shares in excess of the above limitations must immediately notify the Corporation.  All capitalized items in this legend have the meanings defined in the Corporation’s Articles of Incorporation, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests.  If the restrictions on transfer are violated, certain of the Common Shares represented hereby will be transferred automatically and by operation of law to a Trust and shall be designated Shares-in-Trust.”

Section 6.Shares-in-Trust.

(a)Trust.  Any Common Shares transferred to a Trust and designated Shares-in-Trust pursuant to Section 4(c) of Division B of this Article FOURTH shall be held for the exclusive benefit of the Beneficiary.  The Corporation shall name a beneficiary of each Trust within five (5) days after discovery of the existence of such Shares-in-Trust.  Any transfer to a Trust, and subsequent designation of Common Shares as Shares-in-Trust, pursuant to Section 4(c) of Division B of this Article FOURTH shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Trust.  Shares-in-Trust shall remain

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

issued and outstanding Common Shares and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding Common Shares.  When transferred to the Permitted Transferee in accordance with the provisions of Section 7(e) of Division B of this Article FOURTH, such Shares-in-Trust shall cease to be designated as Shares-in-Trust.

(b)Dividend Rights.  The Trustee, as record holder of Shares-in-Trust, shall be entitled to receive all dividends and distributions as may be declared by the Board of Directors of the Corporation on such Common Shares and shall hold such dividends or distributions in trust for the benefit of the Beneficiary.  The Prohibited Owner with respect to Shares-in-Trust shall repay to the Trustee the amount of any dividends or distributions received by it that (i) are attributable to any Common Shares designated as Shares-in-Trust and (ii) the record date of which was on or after the date that such Common Shares became Shares-in-Trust.  The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on Common Shares Beneficially Owned or Constructively Owned by the Person who, but for the provisions of Section 4(c) of Division B of this Article FOURTH, would Beneficially Own or Constructively Own the Shares-in-Trust; and, as soon as reasonably practicable following the Corporation’s receipt or withholding thereof, shall pay over to the Trustee for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

(c)Rights Upon Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of Shares-in-Trust shall be entitled to receive, ratably with each other holder of Common Shares, that portion of the assets of the Corporation which is available for distribution to the holders of Common Shares.  The Trustee shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts pursuant to this Section 7(c) of Division B of this Article FOURTH in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for Common Shares and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the Common Shares and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer.  Any remaining amount in such Trust shall be distributed to the Beneficiary.

(d)Voting Rights.  The Trustee shall be entitled to vote all Shares-in-Trust.  Any vote by a Prohibited Owner as a holder of Common Shares prior to the discovery by the Corporation that the Common Shares are Shares-in-Trust shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Shares-in-Trust, and the Prohibited Owner shall be deemed to have given, as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event that results

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

in the transfer to the Trust of the Common Shares Section 4(c) of Division B of this Article FOURTH, an irrevocable proxy to the Trustee to vote the Shares-in-Trust in the manner in which the Trustee, in its sole and absolute discretion, desires.

(e)Designation of Permitted Transferee.  The Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust.  As reasonably practicable as possible, in an orderly fashion so as not to materially adversely affect the Market Price of the Shares-in-Trust, the Trustee shall designate any Person as Permitted Transferee, provided, however, that

(i)the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Shares-in-Trust and (ii) the Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Trust and the redesignation of such Common Shares so acquired as Shares-in-Trust under Section 4(c) of Division B of this Article FOURTH.  Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this subparagraph, the Trustee of a Trust shall (i) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee, (ii) cause to be recorded on the books of the Corporation that the Permitted Transferee is the holder of record of such number of Common Shares, and (iii) distribute to the Beneficiary any and all amounts held with respect to the Shares-in-Trust after making that payment to the Prohibited Owner pursuant to Section 7(f) of Division B of this Article FOURTH.

(f)Compensation to Record Holder of Common Shares that Become Shares-In-Trust. Any Prohibited Owner shall be entitled (following discovery of the Shares-In-Trust and subsequent designation of the Permitted Transferee in accordance with Section 4(e) of Division B of this Article FOURTH) to receive from the Trustee the lesser of (i) in the case of (A) a purported Transfer in which the Prohibited Owner gave value for Common Shares and which Transfer resulted in the transfer of the Common Shares to the Trust, the price per share, if any, such Prohibited Owner paid for the Common Shares, or (b) a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such Common Shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of Common Shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Trustee of the Trust from the sale or other disposition of such Shares-in-Trust in accordance with Section 7(e) of Division B of this Article FOURTH. Any amounts received by the Trustee in respect of such Shares-in-Trust and in excess of such amounts to be paid the Prohibited Owner pursuant to this Section 7(f) of Division B of this Article FOURTH shall be distributed to the Beneficiary in accordance with the provisions of Section 7(e) of Division B of this Article FOURTH.  Each Beneficiary and Prohibited Owner waive any and all claims that they may have against the Trustee and the Corporation arising out of the disposition of Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with Section 7 of Division B of this Article FOURTH by, such Trustee or the Corporation.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

(g)Purchase Right in Shares-in-Trust.  Shares-in-Trust shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Shares-in-Trust (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Non-Transfer Event or purported Transfer which resulted in such Shares-in- Trust and (ii) the date the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in Shares-in-Trust has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section 4(e) of Division B of this Article FOURTH.  Prompt payment of the purchase price shall be made in such reasonable manner as may be determined by the Corporation.

FIFTH:  At all times following the consummation of the Initial Public Offering (as defined in Article FOURTH), at least a majority of the members of the Board of Directors shall, except during the period of a vacancy or vacancies therein, be Independent Directors.  An “Independent Director” shall mean a person who is not (i) employed by the Corporation or (ii) an “affiliate” (as defined in Rule 405 under the Securities Act of 1933, as amended) of (A) any entity which is part of the Developers Diversified Group, including, without limitation, Developers Diversified Limited Partnership, an Ohio limited partnership, Developers Diversified, Ltd., an Ohio limited partnership, W & M Properties, an Ohio general partnership, W & Z Properties, Ltd., an Ohio limited partnership, and DE Properties Corporation, an Ohio corporation, or (B) any partnership which is an affiliate (as defined above) of any entity listed in clause (A) of this Article FIFTH.

SIXTH:  No holder of shares of the corporation of any class shall be entitled as such, as a matter of right, to subscribe for or purchase shares of any class, now or hereafter authorized, or to subscribe for or purchase securities convertible into or exchangeable for shares of the corporation or to which shall be attached or appertain any warrants or rights entitling the holder thereof to subscribe for or purchase shares, except such rights of subscription or purchase, if any, for such considerations and upon such terms and conditions as its Board of Directors from time to time may determine.

SEVENTH:  Notwithstanding any provision of Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code, or any successor statutes now or hereafter in force, requiring for the authorization or taking of any action the vote or consent of the holders of shares entitling them to exercise two-thirds or any other proportion of the voting power of the corporation or of any class or classes of shares thereof, such action, unless otherwise expressly required by law or these Articles of Incorporation, may be authorized or taken by the vote or consent of the holders of shares entitling them to exercise a majority of the voting power of the corporation or of such class or classes of shares thereof.

Except as provided in the Company’s code of regulations with respect to the election of a director to fill a vacancy in the Board of Directors, each director shall be elected by the vote of the majority of the votes cast with respect to the director at any shareholder meeting held for the election of directors at which a quorum is present; provided, however, that if as of the date that is

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation

ten days in advance of the date the Company files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange Commission with respect to a shareholder meeting the number of nominees for election as a director is greater than the number of directors to be elected, then the directors shall be elected at the meeting by the vote of a plurality of the shares represented in person or by proxy at that meeting and entitled to vote on the election of directors. For purposes of this Section, a majority of the votes cast means the number of shares voted “for” a director exceeds the number of votes cast “against” the director. Broker non-votes and abstentions will not be considered votes cast at the shareholder meeting and will be excluded in determining the number of votes cast at the shareholder meeting.

No holder of shares of the Company of any class shall have the right to cumulate the voting power of such shares in the election of directors. The right to cumulate the voting power as provided in Section 1701.55 of the Ohio Revised Code, or any successor statute now or hereinafter in force, is hereby specifically denied to all holders of shares of any class of the Company.

EIGHTH:  To the extent permitted by law, the corporation, by action of its Board of Directors, may purchase or otherwise acquire shares of any class issued by it at such times, for such consideration and upon such terms and conditions as its Board of Directors may determine.

NINTH:  The provisions of Chapter 1701.831 of the Ohio Revised Code shall not apply to the Corporation.

TENTH:  The provisions of Chapter 1707.043 of the Ohio Revised Code shall not apply to the Corporation.

ELEVENTH:  If any provision (or portion thereof) of these Articles of Incorporation shall be found to be invalid, prohibited, or unenforceable for any reason, the remaining provisions (or portions thereof) of these Articles of Incorporation shall be deemed to remain in full force and effect, and shall be construed as if such invalid, prohibited, or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of the Corporation and its shareholders that each such remaining provision (or portion thereof) of these Articles of Incorporation remain, to the fullest extent permitted by law, applicable and enforceable as to all shareholders, notwithstanding any such finding.

TWELFTH:  The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

THIRTEENTH:  These Fourth Amended and Restated Articles of Incorporation shall take the place of and supersede the Corporation’s existing Amended and Restated Articles of Incorporation, as amended.

SITE Centers Corp. - Fourth Amended and Restated Articles of Incorporation